UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-08411
(Investment Company Act file number)

The James Advantage Funds
(Exact name of registrant as specified in charter)

1349 Fairground Road
Xenia, Ohio 45385
(Address of principal executive offices)   (Zip code)

Barry R. James
P.O. Box 8
Alpha, Ohio 45301
(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 – December 31, 2016

Item 1.  Reports to Stockholders.

James Balanced: Golden Rainbow Fund
James Small Cap Fund
James Mid Cap Fund
James Micro Cap Fund
James Aggressive Allocation Fund
James Long-Short Fund

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 Charts	4
Representation of Schedules of Investments	8
Disclosure of Fund Expenses	9
Schedule of Investments
James Balanced: Golden Rainbow Fund	10
James Small Cap Fund	21
James Mid Cap Fund	24
James Micro Cap Fund	26
James Aggressive Allocation Fund	29
James Long-Short Fund	32
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	46
James Balanced: Golden Rainbow Fund - Institutional Class	47
James Small Cap Fund	48
James Mid Cap Fund	49
James Micro Cap Fund	50
James Aggressive Allocation Fund	51
James Long-Short Fund	52
Notes to Financial Statements	53
Additional Information	61
Privacy Policy	62

James Advantage Funds	Shareholder Letter

December 31, 2016 (Unaudited)

LETTER TO THE SHAREHOLDERS
OF THE JAMES ADVANTAGE FUND

Worries about China, the Brexit, and then the presidential election – wow, what a year for stock volatility!  Of course, the Federal Reserve’s cautious tightening of rates also was a factor. Given all the headline disruptions, it is incredible that stocks closed the year with decent gains. But they did, and all of the James Advantage Funds ended the year in positive territory, as well.

The Markets Over the Past Six Months

The S&P 500, a good gauge of the stock market, returned 7.82% over the last six months of 2016, but it returned 5.75% of that in the last two months of the year, following the presidential election.  Small capitalization companies fared better, with the Russell 2000 Index returning 18.68% for the last six months and 14.24% since the election. Over the six month period, Financial Services, Technology and Industrial stocks led the advance (using the Russell 3000 Index), while Consumer Staples and Utilities lagged with negative returns. Since October 31st, Financial Services, Energy and Industrials led the way with Consumer Staples in last place, showing a negative return. The bond markets generally retreated, especially after the election. Fears of rising deficits and a more aggressive tightening agenda by the Federal Reserve helped push bond prices lower.

Investment Goals and Objectives

The Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.  The Fund will generally hold positions in common stocks that in the aggregate constitute between 35 percent and 55 percent of the net assets. Bonds held in the portfolio must be rated Baa2 by Mooody’s/ BBB by S&P  or higher at the time of purchase.

The Aggressive Allocation Fund seeks to provide total return through a combination of growth and income, but preservation of capital in declining markets is a secondary objective. Potential investors should be aware that this Fund will likely have a higher level of volatility than the Balanced: Golden Rainbow Fund. The Balanced: Golden Rainbow Fund’s benchmark that we follow most closely is a blend of 25% S&P 500, 25% Russell 2000 Index and 50% Barclays Capital U.S. Intermediate Government /Credit Bond Index. The benchmark is the same for all share classes of the Balanced: Golden Rainbow Fund. The Aggressive Allocation Fund’s benchmark that we follow most closely is a blend of 65% Russell 3000 Index and 35% Barclays U.S. Aggregate Government/Credit Bond Index.

The Small Cap Fund, Mid Cap Fund, Long-Short Fund  and Micro Cap Fund seek to provide long-term capital appreciation. These Funds hold only equity securities and cash/cash equivalents under most circumstances. The prospectus identifies the following benchmarks: the Russell 2000 Index for the Small Cap Fund, the S&P Mid Cap 400 Value Index for the Mid Cap Fund, the Russell Microcap Index for the Micro Cap Fund and the S&P 500 for the Long-Short Fund.

Investment Philosophy

James Investment Research, Inc., the Funds’ Adviser, adheres to a strategy of value investing. The Adviser’s research, along with much academic research, supports the view that value investing outperforms growth investing over the longer-run. While some growth stocks may have astronomical returns, many eventually succumb to too much optimism and speculative investing and produce sharply inferior results. The dot-com stocks in 2000 and real estate stocks in 2008 bear this out. James Investment Research, Inc. ranks stocks based on their value characteristics and chooses those ranked highly for inclusion in the James Advantage Funds’ portfolios. The short selection works in reverse manner, seeking to short securities that  are expensive and show relatively poor earnings.

The Adviser to the Funds has no soft-dollar arrangements, and therefore does not purchase research from any broker/dealers.

An investor’s risk tolerance is a very personal characteristic. Risk tolerances change as a person’s life and circumstances change. Therefore we have additional styles. The Aggressive Allocation Fund generally takes on greater risk than the Balanced: Golden Rainbow Fund, but still has the ability to reduce that risk in anticipation of a major decline in stock prices. There is never a guarantee that the Adviser can make such calls correctly, so investors in the Aggressive Allocation Fund should have higher risk appetites than those in the Balanced: Golden Rainbow Fund.

A slightly different interpretation of preservation of capital is the Long-Short Fund.  It may use bonds to diversify the portfolio, but it primarily uses short positions in stocks the Adviser believes to be over-valued. To that extent, it may hold short positions even though the Adviser is positive on the stock market.

The Micro Cap Fund and the Small Cap Fund invest in smaller capitalization companies, which have greater volatility and are generally believed to be riskier (which the September returns proved to be true). The Mid Cap, Small Cap, and Micro Cap Funds are niche products designed to meet the objectives of investors who want to establish diversified positions in these areas. As all-equity products, they are intrinsically riskier than the other products that hold bonds. Still, these portfolios will hold stocks that are ranked highly by the James models and pass a thorough review by its researchers and portfolio managers.

Semi-Annual Report | December 31, 2016	1

Shareholder Letter	James Advantage Funds

December 31, 2016 (Unaudited)

Strategy for Meeting Fund Objectives

The Funds’ Adviser believes that preservation of capital in down markets is the key to long-term success. The great economist, Peter Bernstein, may have summarized this idea best when he said “At the extremes, the market is not random walk. At the extremes the market is more likely to destroy fortunes than to create them. The stock market is a risky place.” Hence, the Balanced: Golden Rainbow Fund seeks to preserve capital by constructing a portfolio of both bonds and stocks. My experience as Associate Adjunct Professor at Wright State University  leads me to the conclusion that most academic textbooks note that bonds are uncorrelated with stocks, thus providing income as well as diversification. Of course, Bernstein was correct when he noted that the wisdom of this approach is most obvious when the market is at extremes, such as in 2008 and 2000.

The Small Cap Fund, the Mid Cap Fund, the Long-Short Fund, and the Micro Cap Fund look for stocks the Adviser believes to be undervalued, using its proprietary research to screen a database of over 8,500 stocks. A deterioration in a stock’s fundamental value characteristics can lead the Adviser to trim or sell that position.

One change that is in process is to increase the performance of the Mid Cap Fund by adding more securities to the portfolio and also allowing the sector weights to vary according to the number of highly ranked securities in that sector. This will increase the amount of turnover in the Fund and also increase the potential for a capital gain distribution during the year in which these changes are initiated.

Fund Performance

The Balanced: Golden Rainbow Fund strived to meet its objectives of income and  preservation of capital in this volatile environment by running a moderate allocation to stocks and replacing lower yielding U.S. Treasury securities with some corporate bonds with higher yields. The Fund’s portfolio managers also reduced holdings of longer-term bonds as inflation expectations embedded in Treasury Inflation-Protected securities increased over the period. Rising bond yields mean falling bond prices, so this move was also consistent with the Fund’s objective of preservation of capital.  Over the six month period ended December 31, 2016, the retail shares of the Balanced: Golden Rainbow Fund returned 2.52% and the institutional share class returned 2.68%. The Fund’s benchmark that we follow most closely returned 5.53%. The Fund trailed its benchmark as its positions in Real Estate Investment Trusts (REITs) hurt performance: Annaly Capital* (0.1% of portfolio), Brandywine Realty Trust (0.2% of portfolio), Chimera Investment Corp (0.2% of portfolio), Government Properties Income  (0.1% of portfolio) and LTC Properties Inc. (0.1% of portfolio).  Performance was also hurt by holdings in Barrick Gold (0.3% of portfolio), Newmont Mining (1.0% of portfolio) and the Gold Trust SPDR (0.6% of portfolio).

The Balanced: Golden Rainbow Fund paid out a regular dividend every quarter. The Fund’s retail class shares paid 11.288 cents/share in September and 6.791 cents/share in December. The institutional class shares paid 12.854 cents/share in September and 8.372 cents/share in December. In addition, the Fund paid all shareholders a long-term capital gains distribution of 9.475 cents/share in December.

Over the six months ended December 31, 2016, the Small Cap Fund returned 16.80% while its benchmark, the Russell 2000 Index, returned 18.68%. The Fund’s return was pulled down by its investment in First Majestic Silver (0.8% of portfolio), Smith & Wesson (1.9% of portfolio) and Helen of Troy (3.7% of portfolio). The Fund also had about 3% of the portfolio in cash, which weighed down the return.

The Small Cap Fund paid an ordinary dividend of 16.988 cents/share in December. The Mid Cap Fund paid an ordinary dividend of 1.774 cents/share, a short-term capital gain of 11.181 cents per share and a long-term capital gain of $1.5716/share in December. These Funds do not seek to pay dividends as they do not have income as a primary objective, but will distribute income (and capital gains) when earned.

The Mid Cap Fund returned 6.57% for the period versus the S&P Mid Cap 400 Value Index, which returned 14.75%. The Fund carried about 5.5% of its assets in cash, which weighed on the performance. It also had losses in RR Donnelly (0.77% of portfolio) and Agnico Eagle Mines (1.10% of portfolio).

The Micro Cap Fund returned 20.09% for the six months ended December 31, 2016. Its benchmark, the Russell Microcap Index returned 22.43%. The Fund underperformed the benchmark in part as holdings fell in Richmont Mines (3.4% of portfolio) and Natural Health Trend (2.62% of portfolio).

The Long-Short Fund may employ a short-selling strategy.  Over the six month period, the Fund’s portfolio managers established short positions on various occasions and ended the year with short positions totaling approximately 9% of net assets (long positions and cash less the short positions). Short positions are established according to the Adviser’s proprietary research and may vary from none at all to all short positions. Over this six month period, the Fund was generally net long, meaning the short positions were less than the long positions. The Fund returned 4.31% over the six months ended December 31, 2016 compared to 7.82% on the S&P 500 Index. The Fund held positions in Smith & Wesson (2.4% of net assets) and RR Donnelly (1.0% of  net assets) that were a drag on performance, and also held high levels of cash (14.81% of net assets) which hurt performance.

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James Advantage Funds	Shareholder Letter

December 31, 2016 (Unaudited)

The Aggressive Allocation Fund commenced operations on July 1, 2015. It is similar to the Balanced: Golden Rainbow Fund in that its strategy requires it to hold both stocks and bonds. However, it is a much more aggressive Fund and generally will hold a higher allocation to stocks than the Balanced: Golden Rainbow Fund. Its benchmark that we follow most closely is 65% Russell 3000 Index and 35% Barclays U.S. Aggregate Government/Credit Bond Index.  The Aggressive Allocation Fund paid an ordinary dividend of 8.861 cents per share in December. For the six months ended December 31, 2016, the Fund earned 4.94% while its benchmark blend earned 4.59%. The Funds outperformance was due, in part, to holdings in United Rentals (2.30% of assets), McDermott Intl (2.13% of assets) and Treasury Inflation Protected bonds  (5.61% of assets).

Expectations for the Future

Some pundits have called the post-election rally a Hope Rally, as it is premised on the promise of a more favorable business climate in Washington and promises of lower taxes and less regulation. However, the Adviser believes it seems highly likely that tax rates, both individual and corporate, will be coming down. That should increase after tax earnings and lower Price/Earnings ratios. If these changes are substantial, the economy could benefit and additional increases in corporate earnings would result. While an expanding national debt will bother some, especially holders of debt, the markets may shrug that off as interest rates are still very low relative to a pre-2008 average. In that environment, the Adviser believes stocks should continue to perform well and may add to stock positions on corrections in that market. Conversely, sustained rallies in bonds will be difficult to achieve and a defensive strategy of shorter-term bonds will likely be best. If the President is not able to get his ideas concerning taxes and regulations passed into law, the Adviser believes current valuations will be much too high and a painful correction would probably occur. At this point, the markets are still embracing hope. Fund managers hope they are correct.

Thomas L. Mangan
Chief Financial Officer

Thomas Mangan is a registered representative of ALPS Distributors, Inc.

The statements and opinions expressed are those of the author, are as of the date of this report, are subject to change, and may not reflect the writer’s current views. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Price/Earnings ratio is a valuation of a company’s current share price compared to its per-share earnings.

Credit ratings apply the underlying holdings of the Fund, and not to the Fund itself.  Moody's studies the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency's opinion of the holdings financial condition and histories. The ratings shown are all considered investment grade and are listed by highest to lowest in percentage of what the Fund holds.

Soft dollar arrangements involve using client brokerage commissions to purchase research intended to help managers make investment decisions.

*
Percentage of portfolio shown for each Fund consists of the average percentage held for the Fund during the six months ended December 31,2016. Holdings, as a percent of the portfolio, for each Fund as of December 31, 2016 are as follows: Balanced Golden Rainbow Fund: Annaly Capital (0.2%), Brandywine Realty Trust (0.2%), Chimera Investment Corp (0.3%), Government Properties Income  (0.2%), LTC Properties Inc. (0.2%), Barrick Gold (0.1%), Newmont Mining (0.5%) and the Gold Trust SPDR (0.3%). Small Cap Fund: First Majestic Silver (0.1%), Smith & Wesson (0.7%) and Helen of Troy (2.4%). Mid Cap Fund: RR Donnelly (0.0%) and Agnico Eagle Mines (0.0%). Micro Cap Fund: Richmont Mines (0.0%) and Natural Health Trend (2.4%). Long-Short Fund: Smith & Wesson (1.0%) and RR Donnelly (0.0%). Aggressive Allocation Fund: United Rentals (2.8%0), McDermott Intl (2.5%) and Treasury Inflation Protected bonds  (4.1%). Holdings are subject to change.

Semi-Annual Report | December 31, 2016	3

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced:  Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class
 Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Balanced: Golden Rainbow – Retail Class	4.17%	6.25%	5.93%	7.85%
S&P 500® Index	11.96%	14.66%	6.95%	9.45%
Blended Index(2)	9.45%	8.28%	5.88%	8.01%
Russell 2000® Index	21.31%	14.46%	7.07%	10.05%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	2.08%	1.85%	3.84%	5.44%

(1)	Inception was July 1, 1991.
(2)
The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 0.97%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced:  Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class
Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Balanced: Golden Rainbow – Institutional Class	4.43%	6.51%	9.52%
S&P 500® Index	11.96%	14.66%	18.48%
Blended Index(2)	9.45%	8.28%	11.42%
Russell 2000® Index	21.31%	14.46%	19.79%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	2.08%	1.85%	3.40%

(1)	Inception was March 2, 2009.
(2)
The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 0.72%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Growth of $10,000 or $50,000 Charts

December 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund
 Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	15.63%	10.78%	5.44%	8.40%
Russell 2000® Index	21.31%	14.46%	7.07%	9.15%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 1.51%.
Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund
 Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Mid Cap Fund	5.33%	10.89%	5.43%	5.72%
S&P MidCap 400® Value Index	26.53%	16.07%	8.48%	8.78%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and
 Poor’s methodology.

The Russell 2000® Index and S&P MidCap Value 400® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2016	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund
Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Micro Cap Fund	19.62%	16.13%	13.57%
Russell Microcap® Index	20.37%	15.59%	14.65%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund
Cumulative Annual Total Returns

	1 Year	Since Inception(1)
James Aggressive Allocation Fund	9.09%	-0.19%
Russell 3000® Index	12.74%	6.82%
Blended Index(2)	9.44%	5.53%

(1)	Fund inception was July 1, 2015.
(2)	The Blended Index is comprised of a 35% weighting in the Barclays U.S. Aggregate Government/Credit Bond Index and a 65% weighting in the Russell 3000® Index.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 1.01%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 3000® Index is a stock market index of U.S. stocks. The index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Government/Credit Bond Index (an unmanaged index generally representative of dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity greater than one year).

The Russell Microcap® Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Growth of $10,000 or $50,000 Charts

December 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund
Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Long-Short Fund	2.19%	7.18%	5.66%
S&P 500® Index	11.96%	14.66%	12.31%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 2.53%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index is a widely recognized unmanaged index of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index return does not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2016	7

Representation of Schedules of Investments	James Advantage Funds

December 31, 2016 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund.

James Balanced:  Golden Rainbow Fund - Industry Sector Allocation
(% of Net Assets)*

James Mid Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation
(% of Net Assets)*

James Small Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Long-Short Fund - Industry Sector Allocation
 (% of Net Assets)*
(Cash and Cash Equivalents and Other Assets in Excess of Liabilities
 not included)

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

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James Advantage Funds	Disclosure of Fund Expenses

December 31, 2016 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized December 31, 2016(a)	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	0.96%	$1,000.00	$1,025.20	$4.90
Retail Class Hypothetical (5% return before expenses)	0.96%	$1,000.00	$1,020.37	$4.89

Institutional Class Actual	0.71%	$1,000.00	$1,026.80	$3.63
Institutional Class Hypothetical (5% return before expenses)	0.71%	$1,000.00	$1,021.63	$3.62

James Small Cap Fund
Actual	1.50%	$1,000.00	$1,168.00	$8.20
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.64	$7.63

James Mid Cap Fund
Actual	1.50%	$1,000.00	$1,065.70	$7.81
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.64	$7.63

James Micro Cap Fund
Actual	1.50%	$1,000.00	$1,200.90	$8.32
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.64	$7.63

James Aggressive Allocation Fund
Actual	0.98%	$1,000.00	$1,049.40	$5.06
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,020.27	$4.99

James Long‐Short Fund
Actual	1.56%(c)	$1,000.00	$1,043.10	$8.03
Hypothetical (5% return before expenses)	1.56%(c)	$1,000.00	$1,017.34	$7.93

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(c)
Dividend and interest expense on securities sold short and interest expense totaled 0.06% (annualized) of average net assets for the six months ended December 31, 2016.  Total annual operating expense of 1.56% includes the 0.06% of dividend and interest expense.

Semi-Annual Report | December 31, 2016	9

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-52.1%
	Basic Materials-5.7%
12,188	AEP Industries, Inc.	$1,415,027
323,670	Avery Dennison Corp.	22,728,107
314,370	Barrick Gold Corp.	5,023,633
553,420	Celanese Corp., Series A	43,576,291
98,720	Ciner Resources LP	2,870,778
447,690	Cooper Tire & Rubber Co.	17,392,756
76,830	Dow Chemical Co.	4,396,213
75,330	Enviva Partners LP	2,018,844
22,670	First Majestic Silver Corp.*	172,972
1,150,260	Goodyear Tire & Rubber Co.	35,508,526
58,910	Hecla Mining Co.	308,688
329,655	Innospec, Inc.	22,581,367
21,500	International Paper Co.	1,140,790
172,610	Lydall, Inc.*	10,675,928
192,445	Neenah Paper, Inc.	16,396,314
637,820	Newmont Mining Corp.	21,730,527
16,610	Pan American Silver Corp.	250,313
170,990	Universal Forest Products, Inc.	17,471,758
86,000	Westlake Chemical Corp.	4,815,140
		230,473,972

	Consumer, Cyclical-6.6%
642,220	Alaska Air Group, Inc.	56,984,181
7,910	Asbury Automotive Group, Inc.*	488,047
165,260	Avianca Holdings SA, Sponsored ADR	1,593,106
590,000	Best Buy Co., Inc.	25,175,300
371,875	Big Lots, Inc.	18,671,844
456,765	Cato Corp., Class A	13,739,491
112,210	Century Communities, Inc.*	2,356,410
115,610	Flexsteel Industries, Inc.	7,129,669
448,050	Foot Locker, Inc.	31,762,264
707,670	Ford Motor Co.	8,584,037
314,125	Hawaiian Holdings, Inc.*	17,905,125
25,110	Hibbett Sports, Inc.*	936,603
14,850	Insight Enterprises, Inc.*	600,534
120,350	Lennar Corp., Class A	5,166,625
95,080	M/I Homes, Inc.*	2,394,114
102,690	Meritage Homes Corp.*	3,573,612
89,740	Modine Manufacturing Co.*	1,337,126
122,770	Patrick Industries, Inc.*	9,367,351
86,720	PetMed Express, Inc.	2,000,630
746,725	Southwest Airlines Co.	37,216,774
32,000	Tata Motors, Ltd., Sponsored ADR	1,100,480
43,890	Tower International, Inc.	1,244,282
66,405	Wabash National Corp.*	1,050,527
234,005	Wal-Mart Stores, Inc.	16,174,426
32,200	Wesco Aircraft Holdings, Inc.*	481,390
		267,033,948

	Consumer, Non-cyclical-8.1%
71,030	Aetna, Inc.	8,808,430
71,935	Anthem, Inc.	10,342,095
24,530	Barrett Business Services, Inc.	1,572,373

See Notes to Financial Statements.

10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
56,260	Cardtronics PLC, Class A*	$3,070,108
307,039	Convergys Corp.	7,540,878
200,000	Dr Pepper Snapple Group, Inc.	18,134,000
272,022	DST Systems, Inc.	29,147,157
20,590	Farmer Brothers Co.*	755,653
129,650	Grand Canyon Education, Inc.*	7,578,042
116,531	Helen of Troy, Ltd.*	9,841,043
338,830	Ingles Markets, Inc., Class A	16,297,723
76,500	Ingredion, Inc.	9,559,440
142,055	John B Sanfilippo & Son, Inc.	9,999,251
773,480	Kroger Co.	26,692,795
145,358	ManpowerGroup, Inc.	12,917,965
31,620	Medifast, Inc.	1,316,341
674,260	Merck & Co., Inc.	39,693,686
68,431	National HealthCare Corp.	5,186,385
218,710	Natural Health Trends Corp.	5,434,944
600,000	Newell Brands, Inc.	26,790,000
181,465	Nutrisystem, Inc.	6,287,762
454,550	Omega Protein Corp.*	11,386,478
777,530	Pfizer, Inc.	25,254,174
104,514	Sanderson Farms, Inc.	9,849,399
69,960	Superior Uniform Group, Inc.	1,372,615
366,992	Toro Co.	20,533,202
		325,361,939

	Energy-2.5%
187,500	BP PLC, Sponsored ADR	7,008,750
33,430	Canadian Solar, Inc.*	407,177
355,020	Diamond Offshore Drilling, Inc.*	6,283,854
30,018	Matrix Service Co.*	681,409
1,985,900	McDermott International, Inc.*	14,675,801
9,670	Rowan Cos., PLC, Class A*	182,666
34,770	SolarEdge Technologies, Inc.*	431,148
136,580	Star Gas Partners LP	1,469,601
374,950	Tesoro Corp.	32,789,378
444,710	Valero Energy Corp.	30,382,587
104,435	World Fuel Services Corp.	4,794,611
		99,106,982

	Financial-9.4%
48,300	Aaron's, Inc.	1,545,117
116,293	American Financial Group, Inc.	10,247,739
1,039,470	AmTrust Financial Services, Inc.	28,460,689
809,372	Annaly Capital Management, Inc., REIT	8,069,439
67,100	Ares Commercial Real Estate Corp., REIT	921,283
281,736	Argo Group International Holdings, Ltd.	18,566,402
185,630	Ashford Hospitality Trust, Inc., REIT	1,440,489
100,000	Bank of Montreal	7,192,000
449,972	Brandywine Realty Trust, REIT	7,429,038
77,000	Capital One Financial Corp.	6,717,480
752,426	Chimera Investment Corp., REIT	12,806,291
60,300	CorEnergy Infrastructure Trust, Inc., REIT	2,103,264
143,615	Dynex Capital, Inc., REIT	979,454
94,990	ePlus, Inc.*	10,942,848

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
813,010	Fifth Third Bancorp	$21,926,880
13,500	First Interstate BancSystem, Inc., Class A	574,425
30,320	Franklin Financial Network, Inc.*	1,268,892
60,000	Franklin Resources, Inc.	2,374,800
47,225	Getty Realty Corp., REIT	1,203,765
466,046	Government Properties Income Trust, REIT	8,885,167
45,420	Hanmi Financial Corp.	1,585,158
13,465	Hanover Insurance Group, Inc.	1,225,450
504,470	JPMorgan Chase & Co.	43,530,716
1,032,600	KeyCorp	18,865,602
37,385	LendingTree, Inc.*	3,788,970
147,696	LTC Properties, Inc., REIT	6,938,758
133,150	MainSource Financial Group, Inc.	4,580,360
27,210	Meta Financial Group, Inc.	2,799,909
31,250	MutualFirst Financial, Inc.	1,034,375
46,120	National Storage Affiliates Trust, REIT	1,017,868
377,630	Nelnet, Inc., Class A	19,164,723
105,180	Old National Bancorp	1,909,017
85,930	People's Utah Bancorp	2,307,221
125,000	Principal Financial Group, Inc.	7,232,500
141,710	Prospect Capital Corp.	1,183,279
210,000	Regions Financial Corp.	3,015,600
29,970	Sunstone Hotel Investors, Inc., REIT	457,043
78,850	TCF Financial Corp.	1,544,672
233,270	Torchmark Corp.	17,205,995
505,424	Travelers Cos., Inc.	61,874,006
15,000	United Overseas Bank, Ltd., Sponsored ADR	422,100
475,000	Unum Group	20,866,750
30,320	Whitestone, REIT	436,002
		376,641,536

	Industrial-6.1%
75,593	Aegion Corp.*	1,791,554
80,000	AGCO Corp.	4,628,800
64,760	Air Transport Services Group, Inc.*	1,033,570
17,733	Alamo Group, Inc.	1,349,481
315,210	American Axle & Manufacturing Holdings, Inc.*	6,083,553
185,075	American Outdoor Brands Corp.*	3,901,381
201,330	American Railcar Industries, Inc.	9,118,236
115,390	American Woodmark Corp.*	8,683,097
37,350	Argan, Inc.	2,635,042
106,090	Ceco Environmental Corp.	1,479,955
224,430	Costamare, Inc.	1,256,808
200,740	Covenant Transportation Group, Inc., Class A*	3,882,312
138,922	Crown Holdings, Inc.*	7,303,130
214,755	Culp, Inc.	7,978,148
177,500	Deere & Co.	18,289,600
173,425	DHT Holdings, Inc.	717,980
77,400	FedEx Corp.	14,411,880
632,700	Frontline, Ltd.	4,498,497
265,005	Gener8 Maritime, Inc.*	1,187,222
5,800	Gibraltar Industries, Inc.*	241,570
271,920	Global Brass & Copper Holdings, Inc.	9,326,856
118,700	Hollysys Automation Technologies, Ltd.	2,174,584

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Industrial (continued)
51,230	Huntington Ingalls Industries, Inc.	$9,436,054
35,110	Insteel Industries, Inc.	1,251,320
1,092,890	Magna International, Inc.	47,431,426
38,830	NACCO Industries, Inc., Class A	3,516,057
54,080	Republic Services, Inc.	3,085,264
32,400	Ryder System, Inc.	2,411,856
488,550	Ship Finance International, Ltd.	7,254,968
266,910	Sonoco Products Co.	14,066,157
43,029	Sturm Ruger & Co., Inc.	2,267,628
35,635	Superior Industries International, Inc.	938,982
267,430	Teekay Tankers, Ltd., Class A	604,392
12,380	Tenneco, Inc.*	773,379
25,000	Trinity Industries, Inc.	694,000
84,320	Unifi, Inc.*	2,751,362
347,680	United Rentals, Inc.*	36,708,054
		245,164,155

	Technology-8.3%
652,527	ACCO Brands Corp.*	8,515,477
306,400	Arrow Electronics, Inc.*	21,846,320
255,210	Avnet, Inc.	12,150,548
31,000	Broadcom, Ltd.	5,479,870
47,940	Cabot Microelectronics Corp.	3,028,370
363,070	Cisco Systems, Inc.	10,971,975
437,810	Corning, Inc.	10,625,649
28,995	CSG Systems International, Inc.	1,403,358
986,375	Deluxe Corp.	70,634,314
74,880	Digi International, Inc.*	1,029,600
54,670	Eastman Kodak Co.*	847,385
366,269	Ebix, Inc.	20,895,646
29,500	Engility Holdings, Inc.*	994,150
20,000	General Dynamics Corp.	3,453,200
257,740	Hackett Group, Inc.	4,551,688
461,500	Intel Corp.	16,738,605
22,120	International Business Machines Corp.	3,671,699
68,460	Leidos Holdings, Inc.	3,501,044
109,930	Lockheed Martin Corp.	27,475,904
34,880	Nanometrics, Inc.*	874,093
51,240	NeuStar, Inc., Class A*	1,711,416
171,220	Northrop Grumman Corp.	39,822,348
321,655	Orbotech, Ltd.*	10,746,494
131,710	PC Connection, Inc.	3,699,734
249,650	SYNNEX Corp.	30,212,643
31,030	Triumph Group, Inc.	822,295
107,760	Unisys Corp.*	1,611,012
228,330	WESCO International, Inc.*	15,195,362
		332,510,199

	Utilities-5.4%
225,520	American Electric Power Co., Inc.	14,198,739
1,637,700	AT&T, Inc.	69,651,381
93,965	Avista Corp.	3,757,660
418,554	BT Group PLC, Sponsored ADR	9,639,299
339,850	CenterPoint Energy, Inc.	8,373,904

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	13

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Utilities (continued)
89,620	DTE Energy Co.	$8,828,466
65,000	Edison International	4,679,350
107,480	IDACORP, Inc.	8,657,514
26,080	Otter Tail Corp.	1,064,064
97,210	Pinnacle West Capital Corp.	7,585,296
176,175	PNM Resources, Inc.	6,042,803
365,620	Portland General Electric Co.	15,842,315
317,120	Public Service Enterprise Group, Inc.	13,915,226
44,670	SJW Group	2,500,627
73,067	Spark Energy, Inc., Class A	2,213,930
14,650	Spire, Inc.	945,658
265,510	UGI Corp.	12,234,701
300,720	Verizon Communications, Inc.	16,052,434
883,480	Vonage Holdings Corp.*	6,051,838
75,170	Westar Energy, Inc.	4,235,830
		216,471,035

TOTAL COMMON STOCKS (Cost $1,619,622,462)		2,092,763,766

CLOSED-END FUNDS-0.0%(a)
131,000	BlackRock Resources & Commodities Strategy Trust	1,083,370

TOTAL CLOSED-END FUNDS (Cost $929,275)		1,083,370

EXCHANGE TRADED FUNDS-1.0%
107,910	iShares® MSCI All Peru Capped ETF	3,539,448
109,760	iShares® MSCI Canada ETF	2,870,224
94,410	iShares® MSCI Chile Capped ETF	3,532,822
55,590	iShares® MSCI Philippines ETF	1,802,228
7,000	iShares® National AMT-Free Municipal Bond ETF	757,260
704,760	iShares® Silver Trust ETF*	10,648,924
119,610	SPDR® Gold Shares ETF*	13,110,452
106,112	VanEck Vectors Indonesia Index ETF	2,252,758

TOTAL EXCHANGE TRADED FUNDS (Cost $37,960,825)		38,514,116

CORPORATE BONDS-7.0%
	Basic Materials-0.0%(a)
$1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,625,242

	Communications-0.2%
8,000,000	Alphabet, Inc., 3.625%, 5/19/21	8,476,440

	Consumer, Cyclical-0.5%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,841,080
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	4,984,255
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	6,345,350
785,000	McDonald's Corp., 5.700%, 2/1/39	903,326
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,388,348
		19,462,359

See Notes to Financial Statements.

14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Consumer, Non-cyclical-1.2%
$10,000,000	Coca-Cola Co., 3.200%, 11/1/23	$10,315,010
3,000,000	Hershey Co., 4.125%, 12/1/20	3,217,926
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	6,106,804
5,000,000	Merck & Co., Inc., 2.800%, 5/18/23	5,013,760
10,000,000	Merck & Co., Inc., 4.150%, 5/18/43	10,251,260
10,000,000	PepsiCo, Inc., 5.000%, 6/1/18	10,500,190
		45,404,950
	Energy-1.4%
5,000,000	Apache Corp., 3.250%, 4/15/22	5,073,530
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	5,100,335
8,271,000	Chevron Corp., 3.326%, 11/17/25	8,417,992
10,000,000	Diamond Offshore Drilling, Inc., 5.875%, 5/1/19	10,372,500
2,000,000	Phillips 66, 4.300%, 4/1/22	2,145,274
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,954,080
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	6,437,510
2,625,000	Shell International Finance BV, 4.375%, 5/11/45	2,653,712
10,000,000	Statoil ASA, 2.250%, 11/8/19	10,078,100
		55,233,033
	Financial-1.8%
5,000,000	Aflac, Inc., 2.650%, 2/15/17	5,007,500
8,000,000	Aflac, Inc., 3.625%, 11/15/24	8,223,344
14,733,000	American Express Credit Corp., 1.125%, 6/5/17	14,730,436
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,290,360
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,002,140
11,000,000	JPMorgan Chase & Co., 4.250%, 10/15/20	11,631,895
5,000,000	Morgan Stanley & Co., 4.750%, 3/22/17	5,037,645
6,000,000	PNC Bank Na, 2.950%, 2/23/25	5,883,882
1,775,000	PNC Bank NA, 1.950%, 3/4/19	1,776,228
5,000,000	UBS AG, 5.875%, 12/20/17	5,204,355
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	4,958,780
		72,746,565
	Industrial-0.5%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,115,948
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,577,543
10,000,000	General Electric Capital Corp., 1.680%, 4/15/20(b)	10,154,810
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,815,328
5,000,000	United Technologies Corp., 3.100%, 6/1/22	5,133,755
		20,797,384
	Technology-1.2%
3,419,000	Apple, Inc., 1.550%, 2/7/20	3,375,404
5,000,000	Intel Corp., 3.300%, 10/1/21	5,190,960
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,702,955
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,330,643
10,000,000	Microsoft Corp., 3.500%, 11/15/42	9,111,190
7,266,000	Oracle Corp., 2.500%, 10/15/22	7,180,021
10,000,000	QUALCOMM, Inc., 4.650%, 5/20/35	10,555,160
		46,446,333
	Utilities-0.2%
5,000,000	Duke Energy Florida LLC, Series A, 5.800%, 9/15/17	5,156,115

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	15

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Utilities (continued)
$4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	$4,728,280
		9,884,395
TOTAL CORPORATE BONDS (Cost $279,355,729)		280,076,701

MORTGAGE BACKED SECURITIES-0.4%
	Federal National Mortgage Association-0.3%
$11,654,519	3.500%, 9/1/33	12,121,447
1,478,764	4.500%, 9/1/40	1,554,495
		13,675,942
	Government National Mortgage Association-0.1%
3,230,472	4.000%, 12/20/40	3,463,018

TOTAL MORTGAGE BACKED SECURITIES (Cost $16,739,655)		17,138,960

U.S. GOVERNMENT AGENCIES-5.1%
	Federal Farm Credit Banks-1.1%
10,000,000	1.170%, 5/16/19	9,942,770
10,000,000	2.350%, 5/2/24	9,641,920
5,725,000	2.750%, 11/6/26	5,664,178
10,000,000	2.800%, 6/2/28	9,730,170
10,000,000	3.220%, 3/26/31	10,020,060
		44,999,098
	Federal Home Loan Banks-3.6%
25,000,000	0.700%, 6/5/17	24,997,900
50,000,000	1.000%, 8/28/18	49,698,300
11,250,000	1.200%, 5/23/19	11,169,191
5,000,000	1.600%, 10/22/20	4,822,295
10,000,000	1.500%, 12/28/21(c)	9,987,100
10,000,000	2.050%, 6/9/23	9,778,940
10,000,000	2.620%, 4/28/26	9,646,890
5,981,481	3.000%, 4/18/31	5,890,862
19,000,000	2.000%, 6/30/31(c)	18,122,371
		144,113,849
	Federal Home Loan Mortgage Corporation-0.3%
5,000,000	1.000%, 8/26/19(c)	4,971,825
5,000,000	1.000%, 12/30/21	4,999,325
		9,971,150
	United States Department of Housing and Urban Development-0.1%
5,000,000	2.050%, 8/1/19	5,052,060

TOTAL U.S. GOVERNMENT AGENCIES (Cost $207,087,011)		204,136,157

U.S. TREASURY BONDS & NOTES-25.7%
	U.S. Treasury Bonds-2.8%
$45,000,000	1.625%, 5/15/26	41,896,575
40,000,000	5.375%, 2/15/31	53,182,920
20,000,000	2.500%, 2/15/46	17,728,300
		112,807,795

See Notes to Financial Statements.

16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	U.S. Treasury Inflation Indexed Bonds-0.8%
$30,000,000	0.625%, 7/15/21	$33,197,932

	U.S. Treasury Inflation Indexed Notes-1.7%
26,500,000	1.625%, 1/15/18	31,374,395
35,000,000	0.125%, 1/15/22	37,438,794
		68,813,189
	U.S. Treasury Notes-20.4%
40,000,000	0.500%, 1/31/17	40,004,560
40,000,000	0.500%, 2/28/17	40,003,680
105,000,000	0.875%, 11/15/17	105,000,525
10,000,000	0.750%, 2/28/18	9,975,780
155,000,000	1.500%, 8/31/18	155,946,275
180,000,000	2.750%, 2/15/19	185,605,920
50,000,000	1.375%, 9/30/20	49,396,700
97,500,000	2.625%, 11/15/20	100,697,707
15,000,000	1.125%, 2/28/21	14,582,520
58,000,000	2.125%, 5/15/25	56,778,404
60,000,000	2.000%, 8/15/25	58,036,440
		816,028,511
TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,033,012,319)		1,030,847,427

FOREIGN BONDS-0.8%
	Australia Government-0.2%
AUD 10,000,000	5.250%, 3/15/19	7,734,365

	Canadian Government-0.2%
CAD 5,000,000	3.750%, 6/1/19	3,985,141
CAD 5,000,000	3.500%, 6/1/20	4,039,884
		8,025,025
	New Zealand Government-0.2%
NZD 15,000,000	5.000%, 3/15/19	11,037,004

	Singapore Government-0.2%
SGD 10,000,000	2.250%, 6/1/21	7,033,746

TOTAL FOREIGN BONDS (Cost $37,771,528)		33,830,140

MUNICIPAL BONDS-5.1%
	California-0.0%(a)
1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, Prefunded 6/01/17 @ 100, 4.750%, 6/1/31(d)	1,015,540

	Connecticut-0.2%
5,350,000	State of Connecticut, Series D, 5.000%, 11/1/25	5,969,316

	Florida-0.4%
10,775,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series C, 5.000%, 6/1/23	12,624,313
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,056,830
		13,681,143

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	17

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Georgia-0.2%
$3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	$3,140,130
5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	5,863,000
		9,003,130
	Hawaii-0.3%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	10,428,480

	Illinois-0.0%(a)
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,023,380

	Maryland-0.1%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	4,989,300

	Massachusetts-0.0%(a)
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, Prefunded 8/1/17 @ 100, 5.250%, 8/1/22(d)	1,024,360

	Michigan-0.0%(a)
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), Prefunded 5/1/17 @ 100, 5.000%, 5/1/32(d)	1,013,110

	Ohio-1.6%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,205,193
6,395,000	City of Cincinnati General Obligation Unlimited Bonds, Series A, 3.000%, 12/1/27	6,468,287
5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	5,728,168
1,500,000	City of Newark General Obligation Limited Bonds, 1.750%, 5/16/17	1,502,520
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,116,100
2,580,000	County of Trumbull OH General Obligation Limited Notes, Series B, 2.000%, 8/31/17	2,591,481
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,540,750
11,000,000	5.500%, 1/1/51	12,126,070
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), Prerefunded 12/1/18 @ 100, 5.000%, 12/1/33(d)	1,176,560
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), Prefunded 6/1/18 @ 100, 5.000%, 12/1/26(d)	526,180
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,140,510
105,000	Ohio State University Revenue Bonds, Series A, Prefunded 12/1/18 @ 100, 5.000%, 12/1/28(d)	112,308
895,000	Ohio State University Revenue Bonds, Series A, Unrefunded Portion, 5.000%, 12/1/28	954,670
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	579,185
	State of Ohio General Obligation Unlimited Bonds, Series A, Prefunded 3/1/18 @ 100:
365,000	5.375%, 9/1/28(d)	382,604
635,000	5.375%, 9/1/28(d)	666,001
3,475,000	State of Ohio General Obligation Unlimited Bonds, Series C, 5.000%, 9/1/19	3,787,541
6,900,000	State of Ohio General Obligation Unlimited Bonds, Series S, 5.000%, 5/1/28	8,262,819
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,035,400
		64,902,347
	Pennsylvania-1.1%
	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series:
20,000,000	5.000%, 6/1/24	22,534,600
12,005,000	5.000%, 3/15/25	13,936,004
7,050,000	5.000%, 9/15/26	8,260,556
		44,731,160

See Notes to Financial Statements.

18	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Tennessee-0.1%
$5,000,000	Metropolitan Government of Nashville & Davidson County TN General Obligation Unlimited Bonds, Series C, 4.000%, 7/1/24	$5,585,350

	Texas-0.6%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), Prefunded 2/15/18 @ 100, 5.000%, 2/15/37(d)	1,043,050
5,000,000	Houston Texas Independent School District General Obligation Limited Bonds, Series A, 5.000%, 2/15/28	5,967,800
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), Prefunded 2/1/17 @ 100, 5.000%, 2/1/37(d)	1,003,000
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), Prefunded 2/15/17 @ 100, 5.000%, 2/15/38(d)	502,335
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	5,922,970
7,620,000	Referendum Transportation Community Mobility General Obligation Unlimited Bonds, Series A, 5.000%, 10/1/25	9,199,854
475,000	Tyler Independent School District General Obligation Unlimited Bonds, Prefunded 2/15/18 @ 100, 5.000%, 2/15/34(d)	495,183
525,000	Tyler Independent School District General Obligation Unlimited Bonds, Unrefunded Portion, 5.000%, 2/15/34	546,919
		24,681,111
	Washington-0.3%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	5,192,950
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,432,832
		11,625,782
	Wisconsin-0.2%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, Prefunded 5/1/21 @ 100, 5.000%, 5/1/25(d)	5,660,100

TOTAL MUNICIPAL BONDS (Cost $205,387,212)		205,333,609

SHORT TERM INVESTMENTS-2.2%
	Mutual Funds-2.2%
89,441,746	First American Government Obligations Fund, Class Y, 7-Day Yield 0.156%	89,441,746

TOTAL SHORT TERM INVESTMENTS (Cost $89,441,746)		89,441,746

TOTAL INVESTMENT SECURITIES-99.4% (Cost $3,527,307,762)		3,993,165,992
OTHER ASSETS IN EXCESS OF LIABILITIES-0.6%		20,812,603
NET ASSETS-100.0%		$4,013,978,595

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2016.
(c)	Step coupon. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of December 31, 2016.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	19

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2016 (Unaudited)

(d)
Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

AUD - Australian Dollar
CAD - Canadian Dollar
NZD - New Zealand Dollar
SGD - Singapore Dollar

See Notes to Financial Statements.

20	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS-99.5%
	Basic Materials-15.1%
1,723	AEP Industries, Inc.	$200,040
13,875	Ciner Resources LP	403,485
12,670	Cooper Tire & Rubber Co.	492,229
11,880	Enviva Partners LP	318,384
14,990	First Majestic Silver Corp.*	114,374
34,230	Hecla Mining Co.	179,365
34,860	Innospec, Inc.	2,387,910
79,720	Lydall, Inc.*	4,930,682
33,600	Neenah Paper, Inc.	2,862,720
9,640	Pan American Silver Corp.	145,275
5,940	Universal Forest Products, Inc.	606,949
		12,641,413

	Consumer, Cyclical-11.4%
4,970	Asbury Automotive Group, Inc.*	306,649
20,960	Avianca Holdings SA, Sponsored ADR	202,054
15,430	Big Lots, Inc.	774,740
20,340	Cato Corp., Class A	611,827
15,160	Century Communities, Inc.*	318,360
35,174	Flexsteel Industries, Inc.	2,169,181
26,605	Hawaiian Holdings, Inc.*	1,516,485
3,500	Hibbett Sports, Inc.*	130,550
9,340	Insight Enterprises, Inc.*	377,710
12,020	M/I Homes, Inc.*	302,664
4,430	Meritage Homes Corp.*	154,164
12,490	Modine Manufacturing Co.*	186,101
23,020	Patrick Industries, Inc.*	1,756,426
14,620	PetMed Express, Inc.	337,283
6,110	Tower International, Inc.	173,219
18,250	Wesco Aircraft Holdings, Inc.*	272,838
		9,590,251

	Consumer, Non-cyclical-17.9%
3,110	Barrett Business Services, Inc.	199,351
41,455	Cardtronics PLC, Class A*	2,262,199
48,355	Convergys Corp.	1,187,599
4,230	Farmer Brothers Co.*	155,241
13,970	Grand Canyon Education, Inc.*	816,546
23,630	Helen of Troy, Ltd.*	1,995,554
13,565	Ingles Markets, Inc., Class A	652,476
23,509	John B Sanfilippo & Son, Inc.	1,654,799
4,000	Medifast, Inc.	166,520
34,792	National HealthCare Corp.	2,636,886
34,053	Natural Health Trends Corp.	846,217
28,690	Omega Protein Corp.*	718,684
11,055	Sanderson Farms, Inc.	1,041,823
33,370	Superior Uniform Group, Inc.	654,719
		14,988,614

	Energy-4.9%
4,660	Canadian Solar, Inc.*	56,759
28,350	Diamond Offshore Drilling, Inc.*	501,795

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	21

Schedule of Investments	James Small Cap Fund

December 31, 2016 (Unaudited)

Shares		Value
	Energy (continued)
7,045	Matrix Service Co.*	$159,921
192,310	McDermott International, Inc.*	1,421,171
6,130	Rowan Cos., PLC, Class A*	115,796
4,850	SolarEdge Technologies, Inc.*	60,140
136,433	Star Gas Partners LP	1,468,019
7,905	World Fuel Services Corp.	362,919
		4,146,520

	Financial-15.4%
27,380	Aaron's, Inc.	875,886
42,831	Argo Group International Holdings, Ltd.	2,822,563
14,180	Brandywine Realty Trust, REIT	234,112
17,420	Chimera Investment Corp., REIT	296,488
9,510	CorEnergy Infrastructure Trust, Inc., REIT	331,709
16,296	ePlus, Inc.*	1,877,299
6,300	Franklin Financial Network, Inc.*	263,655
8,560	Government Properties Income Trust, REIT	163,196
8,100	Hanmi Financial Corp.	282,690
7,630	Hanover Insurance Group, Inc.	694,406
8,820	LTC Properties, Inc., REIT	414,364
32,501	MainSource Financial Group, Inc.	1,118,034
3,910	Meta Financial Group, Inc.	402,339
3,460	MutualFirst Financial, Inc.	114,526
31,280	Old National Bancorp	567,732
11,700	People's Utah Bancorp	314,145
50,758	Premier Financial Bancorp, Inc.	1,020,226
23,280	Prospect Capital Corp.	194,388
19,000	Sunstone Hotel Investors, Inc., REIT	289,750
30,240	TCF Financial Corp.	592,402
4,920	Whitestone, REIT	70,750
		12,940,660

	Industrial-6.3%
8,503	Aegion Corp.*	201,521
9,450	Air Transport Services Group, Inc.*	150,822
2,687	Alamo Group, Inc.	204,481
25,980	American Outdoor Brands Corp.*	547,658
7,040	American Railcar Industries, Inc.	318,842
4,160	Argan, Inc.	293,488
13,450	Ceco Environmental Corp.	187,627
30,070	Costamare, Inc.	168,392
30,010	Covenant Transportation Group, Inc., Class A*	580,393
20,590	Frontline, Ltd.	146,395
48,690	Gener8 Maritime, Inc.*	218,131
19,600	Global Brass & Copper Holdings, Inc.	672,280
13,390	Hollysys Automation Technologies, Ltd.	245,305
4,450	Insteel Industries, Inc.	158,598
11,840	Ship Finance International, Ltd.	175,824
7,830	Tenneco, Inc.*	489,140
17,200	Unifi, Inc.*	561,236
		5,320,133

	Technology-17.5%
29,560	ACCO Brands Corp.*	385,758

See Notes to Financial Statements.

22	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares		Value
	Technology (continued)
4,500	Cabot Microelectronics Corp.	$284,265
16,435	CSG Systems International, Inc.	795,454
36,583	Deluxe Corp.	2,619,709
12,580	Digi International, Inc.*	172,975
5,310	Eastman Kodak Co.*	82,305
5,210	Ebix, Inc.	297,230
3,720	Engility Holdings, Inc.*	125,364
38,800	Leidos Holdings, Inc.	1,984,232
4,160	Nanometrics, Inc.*	104,250
68,660	NCI, Inc., Class A	957,807
29,040	NeuStar, Inc., Class A*	969,936
87,570	Orbotech, Ltd.*	2,925,714
56,450	PC Connection, Inc.	1,585,681
5,170	SYNNEX Corp.	625,673
9,650	Triumph Group, Inc.	255,725
14,560	Unisys Corp.*	217,672
4,870	WESCO International, Inc.*	324,099
		14,713,849

	Utilities-11.0%
28,790	Avista Corp.	1,151,312
17,620	Otter Tail Corp.	718,896
41,355	PNM Resources, Inc.	1,418,477
44,870	Portland General Electric Co.	1,944,217
7,050	SJW Group	394,659
5,398	Spark Energy, Inc., Class A	163,559
8,700	Spire, Inc.	561,585
415,018	Vonage Holdings Corp.*	2,842,873
		9,195,578

TOTAL COMMON STOCKS (Cost $55,318,680)		83,537,018

SHORT TERM INVESTMENTS-0.5%
	Mutual Funds-0.5%
448,863	First American Government Obligations Fund, Class Y, 7-Day Yield 0.156%	448,863

TOTAL SHORT TERM INVESTMENTS (Cost $448,863)		448,863

TOTAL INVESTMENT SECURITIES-100.0% (Cost $55,767,543)		83,985,881
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-0.0%(a)		(12,937)
NET ASSETS-100.0%		$83,972,944

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.
See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	23

Schedule of Investments	James Mid Cap Fund

December 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS-92.6%
	Basic Materials-9.2%
3,925	Avery Dennison Corp.	$275,613
3,545	Celanese Corp., Series A	279,133
3,650	Cooper Tire & Rubber Co.	141,803
12,000	Goodyear Tire & Rubber Co.	370,440
3,000	Neenah Paper, Inc.	255,600
		1,322,589

	Consumer, Cyclical-8.6%
4,000	Alaska Air Group, Inc.	354,920
5,500	Big Lots, Inc.	276,155
5,330	Hawaiian Holdings, Inc.*	303,810
7,500	Insight Enterprises, Inc.*	303,300
		1,238,185

	Consumer, Non-cyclical-16.9%
20,000	Convergys Corp.	491,200
6,000	Helen of Troy, Ltd.*	506,700
2,300	Ingredion, Inc.	287,408
4,800	ManpowerGroup, Inc.	426,576
4,745	Sanderson Farms, Inc.	447,169
4,800	Toro Co.	268,560
		2,427,613

	Energy-11.3%
22,635	Diamond Offshore Drilling, Inc.*	400,640
60,000	McDermott International, Inc.*	443,400
6,500	Newfield Exploration Co.*	263,250
3,250	Tesoro Corp.	284,213
5,000	World Fuel Services Corp.	229,550
		1,621,053

	Financial-14.4%
2,000	American Financial Group, Inc.	176,240
42,560	Annaly Capital Management, Inc., REIT	424,323
3,850	Argo Group International Holdings, Ltd.	253,715
25,535	Chimera Investment Corp., REIT	434,606
25,000	Prospect Capital Corp.	208,750
6,600	Unum Group	289,938
5,000	Validus Holdings, Ltd.	275,050
		2,062,622

	Industrial-8.6%
14,905	American Axle & Manufacturing Holdings, Inc.*	287,666
11,500	American Outdoor Brands Corp.*	242,420
4,200	Crown Holdings, Inc.*	220,794
1,000	Huntington Ingalls Industries, Inc.	184,190
3,388	NACCO Industries, Inc., Class A	306,783
		1,241,853

	Technology-17.0%
7,750	Arrow Electronics, Inc.*	552,575
7,000	Avnet, Inc.	333,270

See Notes to Financial Statements.

24	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares		Value
	Technology (continued)
2,500	Cabot Microelectronics Corp.	$157,925
8,525	Deluxe Corp.	610,475
8,000	NeuStar, Inc., Class A*	267,200
2,500	Orbital ATK, Inc.	219,325
2,500	SYNNEX Corp.	302,550
		2,443,320

	Utilities-6.6%
8,000	CenterPoint Energy, Inc.	197,120
3,520	CMS Energy Corp.	146,502
1,490	DTE Energy Co.	146,780
4,500	UGI Corp.	207,360
4,800	Vectren Corp.	250,320
		948,082

TOTAL COMMON STOCKS (Cost $10,366,525)		13,305,317

EXCHANGE TRADED FUNDS-2.1%
14,000	iShares® Gold Trust ETF*	155,120
9,000	iShares® Silver Trust ETF*	135,990

TOTAL EXCHANGE TRADED FUNDS (Cost $279,385)		291,110

SHORT TERM INVESTMENTS-5.2%
	Mutual Funds-5.2%
753,501	First American Government Obligations Fund, Class Y, 7-Day Yield 0.156%	753,501

TOTAL SHORT TERM INVESTMENTS (Cost $753,501)		753,501

TOTAL INVESTMENT SECURITIES-99.9% (Cost $11,399,411)		14,349,928
OTHER ASSETS IN EXCESS OF LIABILITIES-0.1%		15,267
NET ASSETS-100.0%		$14,365,195
For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	25

Schedule of Investments	James Micro Cap Fund

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-94.5%
	Basic Materials-6.4%
1,987	AEP Industries, Inc.	$230,691
13,905	Ciner Resources LP	404,357
14,350	Enviva Partners LP	384,580
20,830	Lydall, Inc.*	1,288,336
		2,307,964

	Consumer, Cyclical-19.9%
27,160	Avianca Holdings SA, Sponsored ADR	261,822
11,210	Cato Corp., Class A	337,197
19,230	Century Communities, Inc.*	403,830
39,011	Flexsteel Industries, Inc.	2,405,808
4,980	Hibbett Sports, Inc.*	185,754
16,390	M/I Homes, Inc.*	412,700
17,750	Modine Manufacturing Co.*	264,475
27,511	Patrick Industries, Inc.*	2,099,089
16,490	PetMed Express, Inc.	380,424
8,690	Tower International, Inc.	246,362
11,320	Wabash National Corp.*	179,082
		7,176,543

	Consumer, Non-cyclical-15.5%
4,050	Barrett Business Services, Inc.	259,605
4,340	Farmer Brothers Co.*	159,278
13,930	Ingles Markets, Inc., Class A	670,033
28,452	John B Sanfilippo & Son, Inc.	2,002,736
5,200	Medifast, Inc.	216,476
34,678	Natural Health Trends Corp.	861,748
30,015	Omega Protein Corp.*	751,876
33,857	Superior Uniform Group, Inc.	664,274
		5,586,026

	Energy-3.8%
6,650	Canadian Solar, Inc.*	80,997
6,767	Matrix Service Co.*	153,611
6,900	SolarEdge Technologies, Inc.*	85,560
98,941	Star Gas Partners LP	1,064,605
		1,384,773

	Financial-20.3%
13,150	Ares Commercial Real Estate Corp., REIT	180,549
31,640	Ashford Hospitality Trust, Inc., REIT	245,526
11,480	CorEnergy Infrastructure Trust, Inc., REIT	400,422
24,475	Dynex Capital, Inc., REIT	166,920
19,488	ePlus, Inc.*	2,245,018
6,300	Franklin Financial Network, Inc.*	263,655
8,065	Getty Realty Corp., REIT	205,577
8,680	Hanmi Financial Corp.	302,932
41,233	MainSource Financial Group, Inc.	1,418,415
4,940	Meta Financial Group, Inc.	508,326
3,675	MutualFirst Financial, Inc.	121,643
7,870	National Storage Affiliates Trust, REIT	173,691
14,730	People's Utah Bancorp	395,501

See Notes to Financial Statements.

26	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
30,417	Premier Financial Bancorp, Inc.	$611,382
5,270	Whitestone, REIT	75,783
		7,315,340

	Industrial-13.2%
17,168	Aegion Corp.*	406,882
12,670	Air Transport Services Group, Inc.*	202,213
3,381	Alamo Group, Inc.	257,294
8,950	American Railcar Industries, Inc.	405,345
1,980	American Woodmark Corp.*	148,995
17,440	Ceco Environmental Corp.	243,288
35,710	Costamare, Inc.	199,976
35,405	Covenant Transportation Group, Inc., Class A*	684,733
14,490	Culp, Inc.	538,304
29,550	DHT Holdings, Inc.	122,337
57,950	Gener8 Maritime, Inc.*	259,616
23,335	Global Brass & Copper Holdings, Inc.	800,391
5,780	Insteel Industries, Inc.	205,999
6,095	Superior Industries International, Inc.	160,603
45,590	Teekay Tankers, Ltd., Class A	103,033
		4,739,009

	Technology-11.2%
14,380	Digi International, Inc.*	197,725
10,720	Eastman Kodak Co.*	166,160
7,540	Engility Holdings, Inc.*	254,098
8,420	Nanometrics, Inc.*	211,005
63,855	NCI, Inc., Class A	890,777
16,806	Orbotech, Ltd.*	561,488
52,668	PC Connection, Inc.	1,479,444
18,600	Unisys Corp.*	278,070
		4,038,767

	Utilities-4.2%
8,510	SJW Group	476,390
14,565	Spark Energy, Inc., Class A	441,320
85,935	Vonage Holdings Corp.*	588,655
		1,506,365

TOTAL COMMON STOCKS (Cost $24,492,525)		34,054,787

U.S. TREASURY BONDS & NOTES-1.4%
	United States Treasury Bill-1.4%
$500,000	0.690%, 9/14/17(a)	497,510

TOTAL U.S. TREASURY BONDS & NOTES (Cost $497,547)		497,510

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	27

Schedule of Investments	James Micro Cap Fund

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
SHORT TERM INVESTMENTS-4.1%
	Mutual Funds-4.1%
1,463,211	First American Government Obligations Fund, Class Y, 7-Day Yield 0.156%	$1,463,211

TOTAL SHORT TERM INVESTMENTS (Cost $1,463,211)		1,463,211

TOTAL INVESTMENT SECURITIES-100.0% (Cost $26,453,283)		36,015,508
OTHER ASSETS IN EXCESS OF LIABILITIES-0.0%(b)		5,201
NET ASSETS-100.0%		$36,020,709

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Less than 0.05% of Net Assets.

See Notes to Financial Statements.

28	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-81.6%
	Basic Materials-6.0%
1,200	Celanese Corp., Series A	$94,488
1,500	Neenah Paper, Inc.	127,800
4,000	Newmont Mining Corp.	136,280
1,000	Universal Forest Products, Inc.	102,180
2,000	Westlake Chemical Corp.	111,980
		572,728

	Consumer, Cyclical-9.0%
4,000	Cato Corp., Class A	120,320
2,500	Delta Air Lines, Inc.	122,975
12,000	Express, Inc.*	129,120
2,300	Foot Locker, Inc.	163,047
1,750	Insight Enterprises, Inc.*	70,770
3,000	Macy's, Inc.	107,430
1,250	Tata Motors, Ltd., Sponsored ADR	42,988
1,525	Wal-Mart Stores, Inc.	105,408
		862,058

	Consumer, Non-cyclical-8.3%
3,000	ManpowerGroup, Inc.	266,610
2,750	Merck & Co., Inc.	161,893
2,193	Newell Brands, Inc.	97,917
2,500	Toro Co.	139,875
750	UnitedHealth Group, Inc.	120,030
		786,325

	Energy-9.0%
1,300	Chevron Corp.	153,010
5,000	Devon Energy Corp.	228,350
32,000	McDermott International, Inc.*	236,480
1,000	Murphy USA, Inc.*	61,470
2,000	Tesoro Corp.	174,900
		854,210

	Financial-13.8%
1,650	American Financial Group, Inc.	145,398
2,100	Aspen Insurance Holdings, Ltd.	115,500
2,250	Capital One Financial Corp.	196,290
1,000	Chubb, Ltd.	132,120
7,400	Fifth Third Bancorp	199,578
1,000	Grupo Financiero Galicia SA, ADR	26,920
2,450	JPMorgan Chase & Co.	211,410
1,250	PNC Financial Services Group, Inc.	146,200
2,000	Torchmark Corp.	147,520
		1,320,936

	Industrial-17.1%
2,700	American Railcar Industries, Inc.	122,283
2,500	Argan, Inc.	176,375
2,200	Crown Holdings, Inc.*	115,654
1,750	Deere & Co.	180,320
550	FedEx Corp.	102,410

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	29

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
	Industrial (continued)
2,700	Gibraltar Industries, Inc.*	$112,455
800	Huntington Ingalls Industries, Inc.	147,352
1,700	NACCO Industries, Inc., Class A	153,935
2,450	Sonoco Products Co.	129,115
4,500	Trinity Industries, Inc.	124,920
2,500	United Rentals, Inc.*	263,950
		1,628,769

	Technology-16.2%
9,500	ACCO Brands Corp.*	123,975
800	Broadcom, Ltd.	141,416
1,000	Cabot Microelectronics Corp.	63,170
4,000	Cisco Systems, Inc.	120,880
5,000	Corning, Inc.	121,350
1,100	International Business Machines Corp.	182,589
1,500	Leidos Holdings, Inc.	76,710
250	Lockheed Martin Corp.	62,485
300	Northrop Grumman Corp.	69,774
4,000	Orbotech, Ltd.*	133,640
1,600	SYNNEX Corp.	193,632
3,200	Tessera Holding Corp.	141,440
1,750	WESCO International, Inc.*	116,463
		1,547,524

	Utilities-2.2%
1,000	Pinnacle West Capital Corp.	78,030
2,500	Vectren Corp.	130,375
		208,405

TOTAL COMMON STOCKS (Cost $6,918,998)		7,780,955

CLOSED-END FUNDS-0.3%
4,500	Aberdeen Chile Fund, Inc.	26,820

TOTAL CLOSED-END FUNDS (Cost $25,245)		26,820

EXCHANGE TRADED FUNDS-3.5%
1,000	Global X MSCI Argentina ETF	23,061
1,250	iShares® MSCI Brazil Capped ETF	41,675
1,500	iShares® MSCI France ETF	37,005
1,500	iShares® MSCI Russia Capped Index Fund	50,280
3,000	SPDR® Bloomberg Barclays Convertible Securities ETF	136,950
2,000	VanEck Vectors Indonesia Index ETF	42,460

TOTAL EXCHANGE TRADED FUNDS (Cost $327,166)		331,431

See Notes to Financial Statements.

30	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares or Principal Amount		Value
CORPORATE BONDS-0.5%
	Financial-0.5%
$50,000	PNC Bank NA, 1.950%, 3/4/19	$50,035

TOTAL CORPORATE BONDS (Cost $50,575)		50,035

U.S. TREASURY BONDS & NOTES-12.1%
	U.S. Treasury Inflation Indexed Bonds-4.1%
$350,000	0.625%, 7/15/21	387,309

	U.S. Treasury Notes-8.0%
425,000	0.750%, 2/28/18	423,971
350,000	1.125%, 8/31/21	337,848
		761,819
TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,163,071)		1,149,128

SHORT TERM INVESTMENTS-3.5%
	Mutual Funds-3.5%
332,887	First American Government Obligations Fund , Class Z, 7-Day Yield 0.426%	332,887

TOTAL SHORT TERM INVESTMENTS (Cost $332,887)		332,887

TOTAL INVESTMENT SECURITIES-101.5% (Cost $8,817,942)		9,671,256
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(1.5)%		(139,631)
NET ASSETS-100.0%		$9,531,625

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	31

Schedule of Investments	James Long-Short Fund

December 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS-96.2%
	Basic Materials-15.3%
6,330	Avery Dennison Corp.	$444,493
11,250	Celanese Corp., Series A(a)	885,828
6,550	Cooper Tire & Rubber Co.(a)	254,467
3,960	Dow Chemical Co.	226,591
17,790	Goodyear Tire & Rubber Co.(a)	549,177
7,330	Innospec, Inc.(a)	502,105
9,420	Lydall, Inc.*(a)	582,627
		3,445,288

	Consumer, Cyclical-10.2%
2,870	Alaska Air Group, Inc.(a)	254,655
10,540	Best Buy Co., Inc.	449,742
8,700	Big Lots, Inc.	436,827
10,290	Meritage Homes Corp.*(a)	358,092
6,930	Southwest Airlines Co.(a)	345,391
3,380	Wal-Mart Stores, Inc.	233,626
14,840	Wesco Aircraft Holdings, Inc.*	221,858
		2,300,191

	Consumer, Non-cyclical-13.0%
2,130	Aetna, Inc.(a)	264,141
710	AMERCO(a)	262,409
3,890	Grand Canyon Education, Inc.*	227,370
3,700	Kroger Co.	127,687
5,040	ManpowerGroup, Inc.	447,905
13,545	Pfizer, Inc.(a)	439,942
3,060	Sanderson Farms, Inc.	288,374
10,520	Toro Co.	588,594
1,720	UnitedHealth Group, Inc.(a)	275,269
		2,921,691

	Energy-6.3%
10,710	BP PLC, Sponsored ADR	400,340
2,190	HollyFrontier Corp.	71,744
62,840	McDermott International, Inc.*	464,388
6,120	Newfield Exploration Co.*	247,860
3,380	Valero Energy Corp.(a)	230,922
		1,415,254

	Financial-14.4%
3,450	Aflac, Inc.	240,120
22,560	Annaly Capital Management, Inc., REIT	224,923
14,790	Chimera Investment Corp., REIT	251,726
9,750	Fifth Third Bancorp	262,957
8,140	JPMorgan Chase & Co.(a)	702,401
4,670	LTC Properties, Inc., REIT	219,397
15,690	Regions Financial Corp.	225,308
7,200	Travelers Cos., Inc.(a)	881,424
5,120	Unum Group	224,922
		3,233,178

See Notes to Financial Statements.

32	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

December 31, 2016 (Unaudited)

Shares		Value
	Industrial-11.2%
10,590	American Outdoor Brands Corp.*(a)	$223,237
4,500	Deere & Co.	463,680
2,310	FedEx Corp.	430,122
3,540	Magna International, Inc.(a)	153,636
5,160	Republic Services, Inc.	294,378
8,300	Ship Finance International, Ltd.	123,255
6,720	Sonoco Products Co.(a)	354,144
4,260	United Rentals, Inc.*	449,771
		2,492,223

	Technology-14.3%
1,180	Apple, Inc.	136,668
4,030	Cisco Systems, Inc.	121,787
6,625	Deluxe Corp.(a)	474,416
2,592	Donnelley Financial Solutions, Inc.*	59,564
4,330	Ebix, Inc.	247,026
1,680	International Business Machines Corp.	278,863
985	Lockheed Martin Corp.(a)	246,191
2,850	Northrop Grumman Corp.(a)	662,853
7,900	Triumph Group, Inc.	209,350
6,010	WESCO International, Inc.*	399,966
5,480	Western Digital Corp.	372,366
		3,209,050

	Utilities-11.5%
2,590	American Electric Power Co., Inc.(a)	163,066
11,180	CenterPoint Energy, Inc.	275,475
7,040	Edison International(a)	506,810
14,745	PNM Resources, Inc.(a)	505,753
9,810	Verizon Communications, Inc.	523,658
86,855	Vonage Holdings Corp.*(a)	594,957
		2,569,719

TOTAL COMMON STOCKS (Cost $16,976,278)		21,586,594

SHORT TERM INVESTMENTS-3.8%
	Mutual Funds-3.8%
858,357	First American Government Obligations Fund, Class Y, 7-Day Yield 0.156%	858,357

TOTAL SHORT TERM INVESTMENTS (Cost $858,357)		858,357

TOTAL INVESTMENT SECURITIES-100.0% (Cost $17,834,635)		22,444,951
SECURITIES SOLD SHORT-(9.0)% (Proceeds $2,036,020)		(2,021,897)
OTHER ASSETS IN EXCESS OF LIABILITIES-9.0%		2,030,062	(b)
NET ASSETS-100.0%		$22,453,119

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	33

Schedule of Investments	James Long-Short Fund

December 31, 2016 (Unaudited)

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(9.0)%
	Consumer, Cyclical-(1.2)%
(125)	Amazon.com, Inc.	$(93,734)
(225)	Chipotle Mexican Grill, Inc.	(84,897)
(725)	Expedia, Inc.	(82,128)
		(260,759)
	Consumer, Non-cyclical-(1.3)%
(950)	Anheuser-Busch InBev SA, Sponsored ADR	(100,168)
(5,325)	Coty, Inc., Class A	(97,501)
(2,825)	IHS Markit, Ltd.	(100,033)
		(297,702)
	Energy-(2.6)%
(4,550)	Cabot Oil & Gas Corp.	(106,291)
(1,925)	ConocoPhillips	(96,519)
(1,925)	Continental Resources, Inc.	(99,215)
(950)	EOG Resources, Inc.	(96,045)
(1,375)	Occidental Petroleum Corp.	(97,941)
(525)	Pioneer Natural Resources Co.	(94,537)
		(590,548)
	Financial-(0.4)%
(6,425)	Credit Suisse Group AG, Sponsored ADR	(91,942)

	Industrial-(0.4)%
(400)	Tesla Motors, Inc.	(85,476)

	Technology-(2.7)%
(1,325)	Alkermes PLC	(73,643)
(975)	Autodesk, Inc.	(72,160)
(1,275)	Brocade Communications Systems, Inc.	(15,925)
(3,350)	JD.com, Inc., ADR	(85,224)
(600)	Palo Alto Networks, Inc.	(75,030)
(725)	SBA Communications Corp., Class A	(74,863)
(950)	ServiceNow, Inc.	(70,623)
(975)	Vertex Pharmaceuticals, Inc.	(71,828)
(1,075)	Workday, Inc., Class A	(71,047)
		(610,343)
	Utilities-(0.4)%
(4,075)	Grupo Televisa SAB, Sponsored ADR	(85,127)

TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,036,020)		(2,021,897)

TOTAL SECURITIES SOLD SHORT-(9.0)% (Proceeds $2,036,020)		$(2,021,897)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

34	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

December 31, 2016 (Unaudited)

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total security position market value of $7,622,812.
(b)	Includes cash which is being held as collateral for securities sold short in the amount of $2,027,155

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	35

Statements of Assets and Liabilities	James Advantage Funds

December 31, 2016 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
ASSETS:

Investment securities:
At cost	$3,527,307,762	$55,767,543	$11,399,411	$26,453,283	$8,817,942	$17,834,635
At value	$3,993,165,992	$83,985,881	$14,349,928	$36,015,508	$9,671,256	$22,444,951
Cash	26,055	–	1,750	–	816	202
Deposits with brokers for securities sold short	–	–	–	–	–	2,027,155
Dividends and interest receivable	13,492,337	101,874	34,553	53,711	13,942	33,935
Receivable for securities sold	34,073,217	31,889	290,004	–	222,350	60,082
Receivable for capital shares sold	2,852,324	2,888	100	39,507	–	100
Other assets	79,496	–	–	–	–	–
Total Assets	4,043,689,421	84,122,532	14,676,335	36,108,726	9,908,364	24,566,425

LIABILITIES:

Payable for securities sold short (proceeds –, –, –, –, – and 2,036,020, respectively)	–	–	–	–	–	2,021,897
Payable for dividends on securities sold short	–	–	–	–	–	70
Payable for capital shares redeemed	5,664,844	42,473	3,194	2,548	–	62,338
Payable for securities purchased	20,813,855	–	289,729	41,237	368,920	222
Accrued expenses:
Management fees	2,209,439	89,219	15,171	44,232	7,819	23,971
12b-1 distribution and service fees	556,818	17,896	3,046	–	–	4,808
Other payables	465,870	–	–	–	–	–
Total Liabilities	29,710,826	149,588	311,140	88,017	376,739	2,113,306
Net Assets	$4,013,978,595	$83,972,944	$14,365,195	$36,020,709	$9,531,625	$22,453,119

NET ASSETS CONSIST OF:

Paid-in capital	$3,559,874,071	$58,889,320	$10,527,996	$27,110,075	$9,343,953	$19,196,868
Accumulated net investment income/(loss)	695,056	118,044	23,414	29,135	(231)	(66,717)
Accumulated net realized gain/(loss)	(12,439,891)	(3,252,758)	863,268	(680,726)	(665,411)	(1,301,471)
Net unrealized appreciation/(depreciation)	465,849,359	28,218,338	2,950,517	9,562,225	853,314	4,624,439
Net Assets	$4,013,978,595	$83,972,944	$14,365,195	$36,020,709	$9,531,625	$22,453,119

See Notes to Financial Statements.

36	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities

December 31, 2016 (Unaudited)
	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$2,598,613,912	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	106,194,824	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.47	N/A	N/A	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$1,415,364,683	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	58,434,149	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.22	N/A	N/A	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$83,972,944	$14,365,195	$36,020,709	$9,531,625	$22,453,119
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	2,357,679	1,128,565	1,995,447	967,792	1,657,999
Net assets value, offering price and redemption price per share	N/A	$35.62	$12.73	$18.05	$9.85	$13.54

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	37

Statements of Operations	James Advantage Funds

For the Six Months Ended December 31, 2016 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $116,510, $838, $150, $789, $212 and $421, respectively)	$23,711,655	$1,235,206	$145,214	$348,229	$90,316	$243,575
Interest	19,867,500	–	–	19	10,746	–
Total Investment Income	43,579,155	1,235,206	145,214	348,248	101,062	243,575
EXPENSES:
Management fees	13,594,992	518,893	90,248	220,495	38,999	144,777
12b-1 distribution and service fees - Retail Class	3,435,506	–	–	–	–	–
12b-1 distribution and service fees	–	104,186	18,117	–	–	29,072
Dividend expense on securities sold short	–	–	–	–	–	140
Broker fees and charges on securities sold short	–	–	–	–	–	6,829
Administration fee	589,009	–	–	–	–	–
Transfer agent fee	185,223	–	–	–	–	–
Interest expense	–	–	–	–	34	–
Custodian fees	188,886	–	–	–	–	–
Professional fees	108,401	–	–	–	–	–
Trustee fees	104,452	2,038	336	637	166	584
Registration fees	88,937	–	–	–	–	–
Shareholder report printing and mailing	132,214	–	–	–	–	–
Other expenses	55,628	–	–	–	–	–
Total Expenses	18,483,248	625,117	108,701	221,132	39,199	181,402
Net Investment Income	25,095,907	610,089	36,513	127,116	61,863	62,173
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	82,800,792	4,592,157	2,208,990	1,879,131	(130,953)	1,269,650
Securities sold short	–	–	–	–	–	(340,899)
Foreign currency transactions	5,372	–	–	–	–	–
Long-term capital gain distributions from other investment companies	–	–	–	–	–	–
Total realized gain/(loss)	82,806,164	4,592,157	2,208,990	1,879,131	(130,953)	928,751
Net change in unrealized appreciation/(depreciation) on investments	(3,444,138)	7,591,975	(1,339,212)	3,588,556	485,739	(68,021)
Net change in unrealized appreciation on securities sold short	–	–	–	–	–	14,844
Net change in unrealized depreciation on foreign currency translation	(14,299)	–	–	–	–	–
Total change in unrealized appreciation/(depreciation)	(3,458,437)	7,591,975	(1,339,212)	3,588,556	485,739	(53,177)
Net Realized and Unrealized Gain on Investments	79,347,727	12,184,132	869,778	5,467,687	354,786	875,574
Net Increase in Net Assets Resulting from Operations	$104,443,634	$12,794,221	$906,291	$5,594,803	$416,649	$937,747

See Notes to Financial Statements.

38	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2016 (Unaudited)	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$25,095,907	$48,586,299
Net realized gain/(loss)	82,806,164	(69,325,551)
Net change in unrealized appreciation/(depreciation)	(3,458,437)	(5,611,358)
Net Increase/(Decrease) in net assets resulting from operations	104,443,634	(26,350,610)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From net investment income	(19,876,949)	(28,056,929)
From net realized gain on investments	(10,139,227)	(52,436,229)
Institutional Class Shares:
From net investment income	(12,894,246)	(17,468,629)
From net realized gain on investments	(5,583,143)	(24,906,312)
Decrease in net assets from distributions to shareholders	(48,493,565)	(122,868,099)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	185,286,450	798,326,471
Net asset value of shares issued in reinvestment of distributions to shareholders	29,006,196	78,274,626
Payments for shares redeemed	(545,119,281)	(853,387,658)
Net Increase/(Decrease) in net assets from Retail Class capital share transactions	(330,826,635)	23,213,439

Institutional Class Shares:
Proceeds from shares sold	161,157,848	624,996,786
Net asset value of shares issued in reinvestment of distributions to shareholders	14,010,392	31,613,669
Payments for shares redeemed	(291,872,679)	(376,036,136)
Net Increase/(Decrease) in net assets from Institutional Class capital share transactions	(116,704,439)	280,574,319
Total Increase/(Decrease) in Net Assets	(391,581,005)	154,569,049

NET ASSETS:

Beginning of period	4,405,559,600	4,250,990,551
End of period	$4,013,978,595	$4,405,559,600
Accumulated Net Investment Income	$695,056	$8,370,344

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	39

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Six Months Ended December 31, 2016 (Unaudited)	For the Year Ended June 30, 2016
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	7,624,075	32,952,333
Shares issued in reinvestment of distributions to shareholders	1,192,617	3,249,232
Shares redeemed	(22,473,884)	(35,477,042)
Net Increase/(Decrease) in shares outstanding	(13,657,192)	724,523
Shares outstanding, beginning of period	119,852,016	119,127,493
Shares outstanding, end of period	106,194,824	119,852,016

Institutional Class Shares:
Shares sold	6,695,306	26,103,085
Shares issued in reinvestment of distributions to shareholders	581,831	1,325,565
Shares redeemed	(12,151,235)	(15,812,122)
Net Increase/(Decrease) in shares outstanding	(4,874,098)	11,616,528
Shares outstanding, beginning of period	63,308,247	51,691,719
Shares outstanding, end of period	58,434,149	63,308,247

See Notes to Financial Statements.

40	www.jamesfunds.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2016 (Unaudited)	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$610,089	$580,155
Net realized gain/(loss)	4,592,157	(7,871,318)
Net change in unrealized appreciation/(depreciation)	7,591,975	(3,461,143)
Net Increase/(Decrease) in net assets resulting from operations	12,794,221	(10,752,306)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(400,002)	(517,833)
From net realized gain on investments	–	(4,796,245)
Decrease in net assets from distributions to shareholders	(400,002)	(5,314,078)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,017,937	49,359,102
Net asset value of shares issued in reinvestment of distributions to shareholders	366,727	4,858,141
Payments for shares redeemed	(15,031,604)	(79,070,682)
Net Decrease in net assets from capital share transactions	(12,646,940)	(24,853,439)
Total Decrease in Net Assets	(252,721)	(40,919,823)

NET ASSETS:

Beginning of period	84,225,665	125,145,488
End of period	$83,972,944	$84,225,665
Accumulated Net Investment Income/(Loss)	$118,044	$(92,043)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	61,504	1,499,756
Shares issued in reinvestment of distributions to shareholders	10,227	148,790
Shares redeemed	(463,151)	(2,638,285)
Net Decrease in shares outstanding	(391,420)	(989,739)
Shares outstanding, beginning of period	2,749,099	3,738,838
Shares outstanding, end of period	2,357,679	2,749,099

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	41

Statements of Changes in Net Assets	James Mid Cap Fund

	For the Six Months Ended December 31, 2016 (Unaudited)	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$36,513	$96,126
Net realized gain/(loss)	2,208,990	328,256
Net change in unrealized appreciation/(depreciation)	(1,339,212)	(929,328)
Net Increase/(Decrease) in net assets resulting from operations	906,291	(504,946)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(19,996)	(67,006)
From net realized gain on investments	(1,674,445)	(1,140,548)
Decrease in net assets from distributions to shareholders	(1,694,441)	(1,207,554)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	206,781	2,250,018
Net asset value of shares issued in reinvestment of distributions to shareholders	1,664,429	1,167,652
Payments for shares redeemed	(1,043,513)	(8,569,249)
Net Increase/(Decrease) in net assets from capital share transactions	827,697	(5,151,579)
Total Increase/(Decrease) in Net Assets	39,547	(6,864,079)

NET ASSETS:

Beginning of period	14,325,648	21,189,727
End of period	$14,365,195	$14,325,648
Accumulated Net Investment Income	$23,414	$6,897

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	15,183	155,737
Shares issued in reinvestment of distributions to shareholders	132,072	83,563
Shares redeemed	(74,867)	(608,877)
Net Increase/(Decrease) in shares outstanding	72,388	(369,577)
Shares outstanding, beginning of period	1,056,177	1,425,754
Shares outstanding, end of period	1,128,565	1,056,177

See Notes to Financial Statements.

42	www.jamesfunds.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2016 (Unaudited)	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$127,116	$(63,407)
Net realized gain/(loss)	1,879,131	(1,835,186)
Net change in unrealized appreciation/(depreciation)	3,588,556	1,258,293
Net Increase/(Decrease) in net assets resulting from operations	5,594,803	(640,300)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	–	(27,110)
Decrease in net assets from distributions to shareholders	–	(27,110)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	5,665,182	11,917,246
Net asset value of shares issued in reinvestment of distributions to shareholders	–	26,268
Payments for shares redeemed, net of redemption fees	(1,753,838)	(8,787,422)
Net Increase in net assets from capital share transactions	3,911,344	3,156,092
Total Increase in Net Assets	9,506,147	2,488,682

NET ASSETS:

Beginning of period	26,514,562	24,025,880
End of period	$36,020,709	$26,514,562
Accumulated Net Investment Income/(Loss)	$29,135	$(97,981)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	341,406	785,068
Shares issued in reinvestment of distributions to shareholders	–	1,718
Shares redeemed	(110,145)	(612,860)
Net Increase in shares outstanding	231,261	173,926
Shares outstanding, beginning of period	1,764,186	1,590,260
Shares outstanding, end of period	1,995,447	1,764,186

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	43

Statements of Changes in Net Assets	James Aggressive Allocation Fund

	For the Six Months Ended December 31, 2016 (Unaudited)	For the Year Ended June 30, 2016 (a)
FROM OPERATIONS:

Net investment income/(loss)	$61,863	$41,027
Net realized gain/(loss)	(130,953)	(534,583)
Net change in unrealized appreciation/(depreciation)	485,739	367,575
Net Increase/(Decrease) in net assets resulting from operations	416,649	(125,981)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(84,996)	(18,000)
Decrease in net assets from distributions to shareholders	(84,996)	(18,000)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,145,371	7,734,959
Net asset value of shares issued in reinvestment of distributions to shareholders	84,996	17,190
Payments for shares redeemed	(202,027)	(436,536)
Net Increase in net assets from capital share transactions	2,028,340	7,315,613
Total Increase in Net Assets	2,359,993	7,171,632

NET ASSETS:

Beginning of period	7,171,632	–
End of period	$9,531,625	$7,171,632
Accumulated Net Investment Income/(Loss)	$(231)	$22,902

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	222,861	805,029
Shares issued in reinvestment of distributions to shareholders	8,576	1,873
Shares redeemed	(20,971)	(49,576)
Net Increase in shares outstanding	210,466	757,326
Shares outstanding, beginning of period	757,326	–
Shares outstanding, end of period	967,792	757,326

(a)	Fund commenced operations on July 1, 2015.

See Notes to Financial Statements.

44	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2016 (Unaudited)	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$62,173	$(193,501)
Net realized gain/(loss)	928,751	228,312
Net change in unrealized appreciation/(depreciation)	(53,177)	(625,514)
Net Increase/(Decrease) in net assets resulting from operations	937,747	(590,703)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	425,258	2,810,646
Payments for shares redeemed	(3,614,401)	(11,405,872)
Net Decrease in net assets from capital share transactions	(3,189,143)	(8,595,226)
Total Decrease in Net Assets	(2,251,396)	(9,185,929)

NET ASSETS:

Beginning of period	24,704,515	33,890,444
End of period	$22,453,119	$24,704,515
Accumulated Net Investment Loss	$(66,717)	$(128,890)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	32,055	211,922
Shares redeemed	(277,183)	(869,329)
Net Decrease in shares outstanding	(245,128)	(657,407)
Shares outstanding, beginning of period	1,903,127	2,560,534
Shares outstanding, end of period	1,657,999	1,903,127

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	45

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2016 (Unaudited)		For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$24.14		$24.96	$25.28	$22.55	$20.93	$20.66
Income/(Loss) from investment operations:
Net investment income	0.13	(a)	0.25 (a)	0.22 (a)	0.24 (a)	0.32 (a)	0.25
Net realized and unrealized gain/(loss)	0.47		(0.41)	0.49	2.96	1.75	0.55
Total from investment operations	0.60		(0.16)	0.71	3.20	2.07	0.80

Less distributions:
From net investment income	(0.18)		(0.23)	(0.18)	(0.24)	(0.30)	(0.23)
From net realized gain on investments	(0.09)		(0.43)	(0.85)	(0.23)	(0.15)	(0.30)
Total distributions	(0.27)		(0.66)	(1.03)	(0.47)	(0.45)	(0.53)
Net asset value at end of year	$24.47		$24.14	$24.96	$25.28	$22.55	$20.93

Total return	2.52	%(b)	(0.64)%	2.90%	14.32%	9.98%	3.98%

Net assets, end of year (in thousands)	$2,598,614		$2,892,809	$2,973,350	$2,493,030	$1,735,736	$1,249,228

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.96	%(c)	0.96%	0.97%	1.00%	1.04%	1.07%
Ratio of net investment income to average net assets	1.09	%(c)	1.03%	0.87%	0.99%	1.45%	1.26%
Portfolio turnover rate	21	%(b)	46%	43%	32%	58%	36%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

46	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2016 (Unaudited)		For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$23.89		$24.72	$25.05	$22.35	$20.81	$20.61
Income/(Loss) from investment operations:
Net investment income	0.16	(a)	0.31 (a)	0.28 (a)	0.29 (a)	0.38 (a)	0.33
Net realized and unrealized gain/(loss)	0.47		(0.42)	0.50	2.94	1.73	0.52
Total from investment operations	0.63		(0.11)	0.78	3.23	2.11	0.85

Less distributions:
From net investment income	(0.21)		(0.29)	(0.26)	(0.30)	(0.42)	(0.35)
From net realized gain on investments	(0.09)		(0.43)	(0.85)	(0.23)	(0.15)	(0.30)
Total distributions	(0.30)		(0.72)	(1.11)	(0.53)	(0.57)	(0.65)
Paid-in capital from redemption fees	–		–	–	–	0.00 (b)	–
Net asset value at end of year	$24.22		$23.89	$24.72	$25.05	$22.35	$20.81

Total return	2.68	%(c)	(0.43)%	3.20%	14.59%	10.26%	4.22%

Net assets, end of year (in thousands)	$1,415,365		$1,512,751	$1,277,641	$805,973	$555,766	$304,731

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.71	%(d)	0.71%	0.73%	0.75%	0.79%	0.82%
Ratio of net investment income to average net assets	1.34	%(d)	1.28%	1.11%	1.24%	1.71%	1.52%
Portfolio turnover rate	21	%(c)	46%	43%	32%	58%	36%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	47

Financial Highlights	James Small Cap Fund

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2016 (Unaudited)		For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$30.64		$33.47	$33.88	$28.66		$23.89	$23.88
Income/(Loss) from investment operations:
Net investment income/(loss)	0.24	(a)	0.17 (a)	0.01 (a)	(0.00	)(a)(b)	0.36 (a)	0.15
Net realized and unrealized gain/(loss)	4.91		(1.64)	(0.42)	6.12		4.92	(0.11)
Total from investment operations	5.15		(1.47)	(0.41)	6.12		5.28	0.04

Less distributions:
From net investment income	(0.17)		(0.12)	–	(0.90)		(0.51)	(0.03)
From net realized gain on investments	–		(1.24)	–	–		–	–
Total distributions	(0.17)		(1.36)	–	(0.90)		(0.51)	(0.03)
Net asset value at end of year	$35.62		$30.64	$33.47	$33.88		$28.66	$23.89

Total return	16.80	%(c)	(4.62)%	(1.21)%	21.46%		22.51%	0.16%

Net assets, end of year (in thousands)	$83,973		$84,226	$125,145	$163,537		$161,271	$134,727

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	1.46	%(d)	0.55%	0.04%	(0.00	)%(e)	1.39%	0.58%
Portfolio turnover rate	22	%(c)	57%	76%	62%		41%	89%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.

48	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2016 (Unaudited)		For the Year Ended June 30, 2016	For the Year Ended June 30, 2015		For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$13.56		$14.86	$16.42		$12.97	$10.69	$11.38
Income/(Loss) from investment operations:
Net investment income/(loss)	0.03	(a)	0.08 (a)	(0.02	)(a)	0.01 (a)	0.08 (a)	0.04
Net realized and unrealized gain/(loss)	0.84		(0.42)	(0.15)		3.87	2.23	(0.64)
Total from investment operations	0.87		(0.34)	(0.17)		3.88	2.31	(0.60)

Less distributions:
From net investment income	(0.02)		(0.05)	(0.01)		(0.04)	(0.03)	(0.09)
From net realized gain on investments	(1.68)		(0.91)	(1.38)		(0.39)	–	–
Total distributions	(1.70)		(0.96)	(1.39)		(0.43)	(0.03)	(0.09)
Net asset value at end of year	$12.73		$13.56	$14.86		$16.42	$12.97	$10.69

Total return	6.57	%(b)	(2.46)%	(0.86)%		30.34%	21.68%	(5.26)%

Net assets, end of year (in thousands)	$14,365		$14,326	$21,190		$18,631	$14,643	$12,657

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(c)	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.50	%(c)	0.54%	(0.13)%		0.05%	0.64%	0.32%
Portfolio turnover rate	41	%(b)	47%	50%		31%	26%	36%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	49

Financial Highlights	James Micro Cap Fund

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2016 (Unaudited)		For the Year Ended June 30, 2016		For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value ‐ beginning of year	$15.03		$15.11		$17.40	$13.96		$11.71	$11.91
Income/(Loss) from investment operations:
Net investment income/(loss)	0.07	(a)	(0.04	)(a)	0.06 (a)	(0.05	)(a)	0.14 (a)	(0.01)
Net realized and unrealized gain/(loss)	2.95		(0.06)		1.12	3.50		2.25	(0.13)
Total from investment operations	3.02		(0.10)		1.18	3.45		2.39	(0.14)

Less distributions:
From net investment income	–		(0.01)		(0.02)	(0.01)		(0.14)	–
From net realized gain on investments	–		–		(3.45)	–		–	(0.06)
Total distributions	–		(0.01)		(3.47)	(0.01)		(0.14)	(0.06)
Paid‐in capital from redemption fees	0.00	(b)	0.03		0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$18.05		$15.03		$15.11	$17.40		$13.96	$11.71

Total return	20.09	%(c)	(0.44)%		7.95%	24.75%		20.64%	(1.15)%

Net assets, end of year (in thousands)	$36,021		$26,515		$24,026	$16,256		$11,817	$10,173

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%		1.50%	1.50%		1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.86	%(d)	(0.24)%		0.38%	(0.31)%		1.12%	(0.14)%
Portfolio turnover rate	28	%(c)	44%		52%	96%		46%	85%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

50	www.jamesfunds.com

James Aggressive Allocation Fund	Financial Highlights

For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2016 (Unaudited)		For the Year Ended June 30, 2016(a)
Net asset value ‐ beginning of year	$9.47		$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.08		0.07
Net realized and unrealized gain/(loss)	0.39		(0.57)
Total from investment operations	0.47		(0.50)

Less distributions:
From net investment income	(0.09)		(0.03)
Total distributions	(0.09)		(0.03)
Net asset value at end of year	$9.85		$9.47

Total return	4.94	%(c)	(4.98)%

Net assets, end of year (in thousands)	$9,532		$7,172

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.98	%(d)	0.98%
Ratio of net investment income to average net assets	1.55	%(d)	0.81%
Portfolio turnover rate	107	%(c)	218%

(a)	Fund commenced operations on July 1, 2015.
(b)	Calculated using the average shares method.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	51

Financial Highlights	James Long-Short Fund

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2016 (Unaudited)		For the Year Ended June 30, 2016		For the Year Ended June 30, 2015		For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value ‐ beginning of year	$12.98		$13.24		$13.80		$11.70		$9.99	$10.10
Income/(Loss) from investment operations:
Net investment income/(loss)	0.04	(a)	(0.09	)(a)	(0.13	)(a)	(0.06	)(a)	0.04 (a)	(0.04)
Net realized and unrealized gain/(loss)	0.52		(0.17)		(0.43)		2.16		1.71	(0.05)
Total from investment operations	0.56		(0.26)		(0.56)		2.10		1.75	(0.09)

Less distributions:
From net investment income	–		–		–		–		(0.04)	(0.02)
Total distributions	–		–		–		–		(0.04)	(0.02)
Net asset value at end of year	$13.54		$12.98		$13.24		$13.80		$11.70	$9.99

Total return	4.31	%(b)	(1.96)%		(4.06)%		17.95%		17.57%	(0.93)%

Net assets, end of year (in thousands)	$22,453		$24,705		$33,890		$23,446		$15,694	$9,160

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(c)	1.56	%(d)	2.50%		2.70%		2.57%		2.70%	2.66%
Ratio of net investment income/(loss) to average net assets	0.53	%(d)	(0.70)%		(0.92)%		(0.44)%		0.35%	(0.44)%
Portfolio turnover rate	31	%(b)	49%		117%		171%		58%	159%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)
Dividend and interest expense on securities sold short and interest expense totaled 0.06%, 1.00%, 1.20%, 1.07%, 1.20% and 1.15% (annualized) of average net assets for six months ended December 31, 2016, the years ended June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012, respectively.

(d)	Annualized.

See Notes to Financial Statements.

52	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2016 (Unaudited)

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index. As of December 31, 2016, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $10.51 billion.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase that fall within the range of the S&P MidCap 400® Value Index. As of December 31, 2016, the stock with the maximum capitalization in the S&P MidCap 400® Value Index had a capitalization of $10.51 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of December 31, 2016, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $3.61 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. This Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds are considered an investment company for financial reporting purposes under GAAP.

Share Valuation
The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $3,582 and $45,020 for the six months ended December 31, 2016 and for the year ended June 30, 2016, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation
Securities are valued at fair value. The Funds' portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service.  The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information.  Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service.  The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

Semi-Annual Report | Semi-Annual Report	53

Notes to Financial Statements	James Advantage Funds

December 31, 2016 (Unaudited)

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -
Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016:

James Balanced: Golden Rainbow Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,092,763,766	$–	$–	$2,092,763,766
Closed-End Funds	1,083,370	–	–	1,083,370
Exchange Traded Funds	38,514,116	–	–	38,514,116
Corporate Bonds	–	280,076,701	–	280,076,701
Mortgage Backed Securities	–	17,138,960	–	17,138,960
U.S. Government Agencies	–	204,136,157	–	204,136,157
U.S. Treasury Bonds & Notes	1,030,847,427	–	–	1,030,847,427
Foreign Bonds	–	33,830,140	–	33,830,140
Municipal Bonds	–	205,333,609	–	205,333,609
Short Term Investments	89,441,746	–	–	89,441,746
Total	$3,252,650,425	$740,515,567	$–	$3,993,165,992

54	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2016 (Unaudited)

James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$83,537,018	$–	$–	$83,537,018
Short Term Investments	448,863	–	–	448,863
Total	$83,985,881	$–	$–	$83,985,881

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$13,305,317	$–	$–	$13,305,317
Exchange Traded Funds	291,110	–	–	291,110
Short Term Investments	753,501	–	–	753,501
Total	$14,349,928	$–	$–	$14,349,928

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$34,054,787	$–	$–	$34,054,787
U.S. Treasury Bonds & Notes	497,510	–	–	497,510
Short Term Investments	1,463,211	–	–	1,463,211
Total	$36,015,508	$–	$–	$36,015,508

James Aggressive Allocation Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,780,955	$–	$–	$7,780,955
Closed-End Funds	26,820	–	–	26,820
Exchange Traded Funds	331,431	–	–	331,431
Corporate Bonds	–	50,035	–	50,035
U.S. Treasury Bonds & Notes	1,149,128	–	–	1,149,128
Short Term Investments	332,887	–	–	332,887
Total	$9,621,221	$50,035	$–	$9,671,256

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$21,586,594	$–	$–	$21,586,594
Short Term Investments	858,357	–	–	858,357
Total	$22,444,951	$–	$–	$22,444,951

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(2,021,897)	$–	$–	$(2,021,897)
TOTAL	$(2,021,897)	$–	$–	$(2,021,897)

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

Semi-Annual Report | Semi-Annual Report	55

Notes to Financial Statements	James Advantage Funds

December 31, 2016 (Unaudited)

The Funds recognize transfer between levels as of the end of period. For the six months ended December 31, 2016, the Funds did not have any transfer between Level 1 and Level 2 securities.

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2016, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Short Sales and Segregated Cash

The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense. The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or equity securities sufficient to collateralize the market value of the Fund’s short positions.

Investment Income

Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

56	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2016 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the six months ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Tax cost of portfolio investments	$3,529,618,252	$55,825,389	$11,398,789	$26,377,352	$8,846,138	$17,911,338
Gross unrealized appreciation	$519,142,544	$28,975,896	$3,047,896	$10,350,934	$962,084	$4,766,461
Gross unrealized depreciation	(55,594,804)	(815,404)	(96,757)	(712,778)	(136,966)	(232,848)
Net unrealized appreciation	463,547,740	28,160,492	2,951,139	9,638,156	825,118	4,533,613

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The tax character of distributions paid for the year ended June 30, 2016 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Ordinary Income	$45,525,513	$517,857	$67,006	$27,110	$18,000	$–
Long-Term Capital Gains	77,342,586	4,796,221	1,140,548	–	–	–
Total	$122,868,099	$5,314,078	$1,207,554	$27,110	$18,000	$–

The tax character of distributions paid for the year ended June 30, 2015 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Ordinary Income	$36,104,504	$–	$50,911	$29,482	$–
Long-Term Capital Gains	120,104,128	–	1,480,680	3,160,094	–
Total	$156,208,632	$–	$1,531,591	$3,189,576	$–

Semi-Annual Report | Semi-Annual Report	57

Notes to Financial Statements	James Advantage Funds

December 31, 2016 (Unaudited)

Capital Losses

Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Balanced: Golden Rainbow Fund	$28,247,484	$–
James Small Cap Fund	2,405,338	–
James Micro Cap Fund	1,465,490	6,594
James Aggressive Allocation Fund	243,759	–
James Long-Short Fund	1,519,624	–

The Funds elect to defer to the year ending June 30, 2017 capital losses recognized during the period November 1, 2015 through June 30, 2016 in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$48,334,458
James Small Cap Fund	5,082,015
James Micro Cap Fund	1,123,955
James Aggressive Allocation Fund	277,002
James Long-Short Fund	626,475

The Funds elect to defer to the year ended June 30, 2017 late year ordinary losses in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$424,092
James Small Cap Fund	90,436
James Micro Cap Fund	97,212
James Long-Short Fund	128,890

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in other long-term U.S. Government obligations for the six months ended December 31, 2016 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$28,816,035	$–
James Aggressive Allocation Fund	2,112,257	2,484,853

Purchases and sales (including maturities) of investments in other long-term securities for the six months ended December 31, 2016 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$814,700,850	$1,347,856,152
James Small Cap Fund	17,397,002	29,030,312
James Mid Cap Fund	5,575,266	6,494,791
James Micro Cap Fund	11,725,527	7,630,616
James Aggressive Allocation Fund	8,220,053	5,871,896
James Long-Short Fund	6,753,754	10,935,343

For the six months ended December 31, 2016, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $11,654,668 and $9,970,534, respectively, for the Long-Short Fund.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement
The Funds retain James Investment Research, Inc. (“James”) to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day‐to‐day management of each Fund’s portfolio.  The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Mid Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

58	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2016 (Unaudited)

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

James Long-Short Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Advisory fees for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the six months ended December 31, 2016 are disclosed in the Statements of Operations.

Transfer Agency and Services Agreement
ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the six months ended December 31, 2016 are disclosed in the Statements of Operations.

Plans of Distribution
The James Balanced: Golden Rainbow Fund (Retail Class), James Small Cap Fund, James Mid Cap Fund and James Long-Short Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), with a Plan, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The expenses of the Funds’ Plans are reflected as 12b-1 distribution and service fees – Retail Class on the Statements of Operations.

5.	COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.	LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. For the six months ended December 31, 2016, James Aggressive Allocation Fund utilized its line of credit. The average amount of borrowings was $69,000 over 5 days with a weighted-average interest rate of 3.50%. During the six months ended December 31, 2016, the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund did not utilize their line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. Each Fund’s line of credit agreement expired on July 12, 2016 and was renewed for one year. The terms of the agreements can be characterized as follows:

Semi-Annual Report | December 31, 2016	59

Notes to Financial Statements	James Advantage Funds

December 31, 2016 (Unaudited)

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$50,000,000	Prime Rate*	July 11, 2017
James Small Cap Fund	$6,500,000	Prime Rate*	July 11, 2017
James Mid Cap Fund	$715,000	Prime Rate*	July 11, 2017
James Micro Cap Fund	$540,000	Prime Rate*	July 11, 2017
James Aggressive Allocation Fund	$100,000	Prime Rate*	July 11, 2017
James Long-Short Fund	$3,000,000	Prime Rate*	July 11, 2017

*	The rate at which the Bank announces as its prime lending rate.

60	www.jamesfunds.com

James Advantage Funds	Additional Information

December 31, 2016 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | December 31, 2016	61

Privacy Policy	James Advantage Funds

December 31, 2016 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•	Social Security number and wire transfer instructions
•	account transactions and transaction history
•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●    Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

62	www.jamesfunds.com

Intentionally Left Blank

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James
Barry R. James
President

Date:  March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James
Barry R. James
President

Date:  March 6, 2017

By (Signature and Title)

/s/ Thomas L. Mangan
Thomas L. Mangan
Chief Financial Officer

Date:  March 6, 2017